Exhibit 10.2

STOCKHOLDERS AGREEMENT
by and among
CC Media Holdings, Inc.,
BT Triple Crown Merger Co., Inc.,
Clear Channel Capital IV, LLC,
Clear Channel Capital V, L.P.,
L. Lowry Mays,
Mark P. Mays,
Randall T. Mays
and
the other Stockholders (as defined herein)
Dated as of July 29, 2008

Exhibit A — Form of Joinder
Schedule I — Holdings of Shares & Options

STOCKHOLDERS AGREEMENT
This Stockholders Agreement (the “ Agreement ”) is made as of July 29, 2008 and is by and among:
(i)	CC Media Holdings, Inc., a Delaware corporation formerly known as BT Triple Crown Capital Holdings III, Inc. (the “ Company ”);

(ii)	BT Triple Crown Merger Co., Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company (“ Mergerco ”);

(iii)	Clear Channel Capital IV, LLC, a Delaware limited liability company formed and jointly controlled by the Sponsor Groups (“ Capital IV ”; together with its Permitted Transferees, if any, that become parties to this Agreement as “Investors” in accordance with Section 3.2, the “ Capital IV Investors ”);

(iv)	Clear Channel Capital V, L.P., a Delaware limited partnership formed and jointly controlled by the Sponsor Groups (“ Capital V ”; together with its Permitted Transferees, if any, that become parties to this Agreement as “Investors” in accordance with Section 3.2, the “ Capital V Investors ”);

(v)	L. Lowry Mays, Mark P. Mays and Randall T. Mays (who are listed on the signature pages hereto as the “Mays Executives”) and such other persons, if any, who from time to time become parties to this Agreement as “Executives” by executing a counterpart hereto that is accepted by the Company and a Requisite Capital IV Majority (each of the persons named or otherwise described in this clause (v), an “ Executive ”);

(vi)	the Initial Executive Designees and such other Persons, if any, that from time to time become parties hereto as “Executive Designees” in accordance with Section 3.2 (the “ Executive Designees ”; together with the Executives and their and the Executives’ respective Permitted Transferees, if any, that become parties to this Agreement as “Executive Stockholders” in accordance with Section 3.2, the “ Executive Stockholders ”);

(vii)	such other Persons, if any, that from time to time become party to this Agreement by executing a counterpart hereto that is accepted by the Company and a Requisite Capital IV Majority (such other Persons, together with the Capital IV Investors, the Capital V Investors and the Executive Stockholders, the “ Stockholders ”); and

(viii)	the Sponsor Entities that are listed on the signature pages hereto, which are joining this Agreement with respect to Section 4.1.5.

RECITALS
     1. The Company is party to the Agreement and Plan of Merger, dated as of November 16, 2006, as amended on April 18, 2007, May 17, 2007 and May 13, 2008 (the “ Merger Agreement ”), by and among the Company, Mergerco, B Triple Crown Finco, LLC, a Delaware limited liability company, T Triple Crown Finco, LLC, a Delaware limited liability company, and Clear Channel Communications, Inc., a Texas corporation (“ Clear Channel ”), pursuant to which the Company has agreed to acquire Clear Channel through the merger of Mergerco with and into Clear Channel (the “ Merger ”). The rights and obligations of “ Opco ” hereunder shall refer to the rights and obligations of Mergerco prior to the consummation of the Merger, and thereafter shall refer to the rights and obligations of Clear Channel, as the successor entity to Mergerco pursuant to the Merger, and Clear Channel’s successors and permitted assigns.
     2. In connection with the closing under the Merger Agreement (the “ Closing ”), as part of the equity financing of the Merger, the Company will issue shares of Class B Stock to Capital IV, shares of Class C Stock to Capital V and shares of Class A Stock to certain of the Executives and the Initial Executive Designees in exchange for cash or in exchange for (or in substitution of) shares of common stock of Clear Channel (including restricted stock) pursuant to, or otherwise by operation of, the various Subscription Agreements and other agreements to which those Stockholders are then party. After giving effect to those issuances and the Option grants that will be made to certain of the Executives in connection with the Closing, the Shares will be held by Capital IV, Capital V, the Executives and the Initial Executive Designees as set forth on Schedule I.
     3. In addition, immediately following the Closing, certain Persons that were shareholders of Clear Channel prior to the Merger will be issued shares of Class A Stock as merger consideration pursuant to the Merger Agreement. Except for Executive Stockholders that receive any of such shares, such Persons will not be “Stockholders” under this Agreement, and, unless acquired following the initial issuance thereof by any of the Stockholders then party hereto, such shares will not be subject to the terms of this Agreement.
     4. The parties believe that it is in the best interests of the Clear Channel Entities and the Stockholders to set forth in this Agreement their agreements on certain matters.
AGREEMENT
     Therefore, the parties hereto hereby agree as follows:
1. EFFECTIVENESS; DEFINITIONS.
     1.1. Effectiveness. This Agreement is being entered into before, but will not become effective until, the consummation of the Merger. If the Merger Agreement is terminated prior to the consummation of the Merger, then this Agreement will automatically terminate.

     1.2. Definitions. Certain terms are used in this Agreement as specified in Section 12.2.
2. VOTING AGREEMENT.
     2.1. Board of Directors.
     2.1.1. Board Size. Each Stockholder hereby agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, so as to fix the size of the board of directors of the Company (the “ Board ”) at twelve or such other number greater than ten as a Requisite Capital IV Majority specifies in writing from time to time.
     2.1.2. Designation of Directors. Each Stockholder hereby agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, so as to elect as the members of the Board:
     (a) Mark P. Mays for so long as he is serving as an officer of the Company and Clear Channel;
     (b) Randall T. Mays for so long as he is serving as an officer of the Company and Clear Channel;
     (c) such persons as a Requisite Capital IV Majority determines are required to be elected to the Board as independent directors in accordance with (i) the Company’s certificate of incorporation and by-laws, and (ii) if then in effect, any applicable provisions of the Amended and Restated Voting Agreement dated as of May 13, 2008 by and among the Company, Highfields Capital Management LP and the other Persons named therein as parties thereto (the “ Highfields Voting Agreement ”); and
     (d) each other person designated by a Requisite Capital IV Majority (each such director, an “ Investor Director ”).
     2.1.3. Removal; Replacement; Vacancies.
     (a) Investor Directors. Investor Directors may be removed only by a Requisite Capital IV Majority. If, following election to the Board, any Investor Director resigns, is removed in accordance with this Section 2.1.3(a), or is unable to serve for any reason prior to the expiration of his or her term as a director, then a Requisite Capital IV Majority may designate a replacement. If a Requisite Capital IV Majority does not designate a replacement, then the relevant directorship shall be vacant. The Company shall take all actions as and when reasonably requested by a Requisite Capital IV Majority, and each Stockholder hereby agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in each so as to cause the election to the Board of any person designated as a replacement Investor Director in accordance with this Section 2.1.3(a).

     (b) Mays Executives. If at any time Mark P. Mays or Randall T. Mays ceases to serve as an officer of Clear Channel or the Company, then he shall be promptly removed as a director.
     2.1.4. Committees. The Company shall, and each Stockholder agrees to take all necessary actions within such Stockholder’s power to, cause the Board to maintain the following committees: (a) an audit committee, (b) a compensation committee, (c) a nominating committee and (d) such other committees, if any, as the Board may determine to maintain; provided that the appointment of committee members and the delegation of the Board’s authority to a committee shall be consistent with the by-laws of the Company and, to the extent in effect, the applicable provisions of the Highfields Voting Agreement; and provided , further , that, subject to the rules of any national securities exchange or national securities association that are then applicable to the Company, except as otherwise agreed in writing by a Requisite Capital IV Majority, the composition of any committee of the Board shall at all times include at least two Investor Directors designated by a Requisite Capital IV Majority, of which one will be designated by the Bain Entities and the other will be designated by the THL Entities.
     2.1.5. Subsidiary Directors. The Company shall cause the composition of the respective boards of directors or equivalent governing bodies of each of Opco, Capital I and Capital II at all times to be the same as the composition of the Board; provided that a Requisite Capital IV Majority may consent to a different composition for the board of directors or equivalent governing bodies for any or all of Opco, Capital I and Capital II as long as any such different composition includes Mark P. Mays if he is then a member of the Board and Randall T. Mays if he is then a member of the Board. The Company shall use its best efforts to cause the respective boards of directors or equivalent governing bodies of each of Opco, Capital I and Capital II to maintain at all times the same committees as are then maintained by the Company, with the same member composition, except to the extent that, subject to Section 2.1.6, a Requisite Capital IV Majority consents to any such board’s or other governing body’s maintaining a different set of committees or any such committee’s having a different member composition.
     2.1.6. Highfields Voting Agreement. The Company acknowledges and affirms its obligations under the Highfields Voting Agreement for as long such obligations are in effect.
     2.2. Drag Along Sale Transactions. If a vote of holders of shares of capital stock of the Company (or any class or series of shares of capital stock of the Company) is required under any applicable law or rule or regulation of any national securities exchange or national securities association applicable to the Company, in each case in connection with a transaction being implemented pursuant to Section 4.2 or is determined to be otherwise desirable by the Requisite Capital IV Majority initiating a transaction being implemented pursuant to Section 4.2, each Stockholder agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in such manner as such Requisite Capital IV Majority may instruct by written notice, to approve any sale, merger, consolidation, reorganization or any other transaction involving the Company or any of its subsidiaries (or all or any portion of their respective assets) in connection with, or in furtherance of, the exercise by such Requisite Capital IV Majority of its rights under Section 4.2 and in all cases consistent with the provisions thereof.
     2.3. Recapitalization Transactions. If a vote of holders of shares of capital stock of the Company (or any class or series of shares of capital stock of the Company) is required under any applicable law or rule or regulation of any national securities exchange or national securities association applicable to the Company, in each case in connection with a transaction being implemented pursuant to Section 4.4 or is determined to be otherwise desirable by the Requisite Capital IV Majority initiating a Recapitalization Transaction being implemented pursuant to Section 4.4, each Stockholder agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in such manner as such Requisite Capital IV Majority may instruct by written notice, to approve any aspect or aspects of such Recapitalization Transaction in connection with, or in furtherance of, the exercise by such Requisite Capital IV Majority of its rights under Section 4.4 and in all cases consistent with the provisions thereof.
     2.4. Consent to Amendment. Each Stockholder agrees to cast all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, to amend the Company’s certificate of incorporation to increase the number of shares of Common Stock authorized thereunder to the extent necessary to permit the Company to comply with the provisions of its certificate of incorporation or any agreement approved by the Board to which the Company or any of its subsidiaries is a party.
     2.5. FCC Matters. Without limiting any other provisions of this Agreement that address seeking approval from the FCC with respect to a specific action or matter, if any action that is proposed to be taken under this Agreement would result in a change of control or assignment of any license, permit or other authorization issued by the FCC such that the prior approval of the FCC would be required for the consummation of such action under any applicable U.S. federal communications laws, including the rules, regulations and policies of the FCC, the receipt of such approval shall be a condition to the consummation of such action and the Company and the Stockholders shall cooperate with each other and use their respective reasonable best efforts to obtain such approval, including by making any filings with the FCC required to obtain such approval, before taking such action.
     2.6. No Effect to Certain Actions. The Company shall not, and shall cause its subsidiaries not to, give effect to any action by any Stockholder or any other Person that conflicts with this Section 2.
     2.7. Grant of Proxy. Each Stockholder hereby grants to Capital IV an irrevocable proxy coupled with an interest, with full power of substitution, to vote such Stockholder’s Shares in accordance with the agreements contained in this Section 2, which proxy shall be valid and remain in effect until the provisions of this Section 2 terminate pursuant to Section 2.9.

     2.8. Further Assurances. The Company and each Stockholder hereby agree to use their respective reasonable best efforts to take, at any time and from time to time, all actions within their power necessary to accomplish the provisions of Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7, including, in the case of each Stockholder, by casting all votes to which such Stockholder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, so as to accomplish any such provisions.
     2.9. Period. Each of the foregoing provisions of this Section 2 shall terminate on the earliest of (a) the occurrence of a Change of Control; provided that, unless and until otherwise determined by a Requisite Capital IV Majority, the provisions of Section 2.1 (and, insofar as they relate to Section 2.1, the provisions of Sections 2.6, 2.7 and 2.8) will survive the occurrence thereof, (b) to the extent so determined by a Requisite Capital IV Majority, a date on or after the closing of the Qualified Public Offering and (c) with respect to any particular provision, the last date permitted by applicable law (including the rules of the Commission or any national securities exchange or national securities association upon which equity securities of the Company become listed).
3. TRANSFER RESTRICTIONS.
     3.1. Transfers Allowed. No Stockholder will have the right to Transfer any of such Stockholder’s Shares or any interest therein to any other Person except to the extent expressly permitted by this Section 3.1, subject in all cases to compliance with the terms and conditions of this Agreement set forth in Sections 3.2, 3.3, 3.4, 3.5 and 3.6. If a Stockholder proposes a Transfer of a type permitted by more than one subsection of this Section 3.1, then, except as otherwise contemplated in Section 3.1.2, such Stockholder shall designate, by written notice to the Company, the specific subsection pursuant to which such Stockholder intends to make such Transfer, which will be treated for all purposes under this Agreement as the subsection under which such Transfer is made.
     3.1.1. Permitted Transferees. Any Stockholder may Transfer any or all of such Shares that are not Unvested Executive Shares to any of such Stockholder’s Permitted Transferees, so long as such Permitted Transferee agrees to be bound by the terms of this Agreement in accordance with Section 3.2 (if not already bound hereby). Any Shares so Transferred shall conclusively be deemed thereafter to be Shares under this Agreement.
     3.1.2. Distributions. After the Qualified Public Offering, any Investor may Transfer any or all of such Shares in a distribution to its Equity Holders. Any Shares Transferred in such a distribution to any Person other than a Permitted Transferee of such Investor (with respect to whom any such distribution will be governed by Section 3.1.1) shall conclusively be deemed thereafter not to be Shares under this Agreement.

     3.1.3. Bona Fide Charitable Contributions. At any time that is no more than five business days prior to the closing of the Qualified Public Offering, or at any time after the closing of the Qualified Public Offering, any Stockholder may Transfer any or all of such Shares to a Charitable Organization as a bona fide charitable contribution (such Stockholder, a “ Donating Stockholder ”), so long as such contribution is made immediately prior to, and in contemplation of, a sale of such Shares by such Charitable Organization to another Person or Persons (collectively, the “ Ultimate Transferee ”) pursuant to a Transfer of a type that would have been permitted under this Section 3.1 and the other provisions of this Section 3 if such Donating Stockholder proposed to sell such Shares directly to such Ultimate Transferee. Any Shares Transferred under this Section 3.1.3 shall conclusively be deemed thereafter not to be Shares under this Agreement.
     3.1.4. Public Transfers. As of the closing of the Qualified Public Offering, any Stockholder other than an Executive Stockholder (and after the Minimum Executive Holding Period, any Stockholder, including any Executive Stockholder) may Transfer any or all of such Shares pursuant to (a) a block sale to a financial institution in the ordinary course of its trading business or (b) Rule 144. Any Shares Transferred pursuant to this Section 3.1.4 shall conclusively be deemed thereafter not to be Shares under this Agreement.
     3.1.5. Other Transfers.
     (a) An Investor may Transfer Shares as follows: (i) in a private sale to any Person; provided that such Investor must comply with the “tag along” provisions contained in Section 4.1 if they are in effect at the time of such Transfer; or (ii) in a transaction with respect to which a Requisite Capital IV Majority has exercised its “drag along” rights contained in Section 4.2. Any Shares Transferred under either clause (i) or clause (ii) of this Section 3.1.5(a) shall conclusively be deemed thereafter not to be Shares under this Agreement.
     (b) After the Minimum Executive Holding Period, an Executive Stockholder may Transfer Shares in a private sale to any Person. Any Shares so Transferred shall conclusively be deemed thereafter not to be Shares under this Agreement.
     (c) A Stockholder may Transfer Shares as a Participating Seller pursuant to Section 4.1 or 4.2, as applicable. Any Shares so Transferred shall conclusively be deemed thereafter not to be Shares under this Agreement.
     (d) A Stockholder may exchange or convert Shares pursuant to Section 4.4. Shares received upon such exchange or conversion shall conclusively be deemed thereafter to be Shares under this Agreement.
     (e) An Executive Stockholder may Transfer Shares pursuant to Section 7. Any Shares Transferred by an Executive Stockholder pursuant to Section 7 shall conclusively be deemed thereafter not to be Shares under this Agreement.

     (f) A Stockholder may Transfer Shares that are Registrable Securities pursuant to Section 8. Any Shares so Transferred shall conclusively be deemed thereafter not to be Shares under this Agreement.
     (g) An Executive Stockholder may Transfer Shares in accordance with this Section 3.1.5(g), if at any time before the end of the Minimum Executive Holding Period:
     (i) any Investor makes a Transfer of Shares pursuant to Section 3.1.4;
     (ii) any Investor that is a Sponsor Entity makes a distribution to its Equity Holders that is governed by Section 3.1.2;
     (iii) any Investor makes a Transfer of Registrable Securities in a Public Offering pursuant to Section 8 and such Executive Stockholder is not a Qualifying Holder at the time of such Public Offering with respect thereto; or
     (iv) any Investor makes a Transfer of Shares pursuant to Section 3.1.5(a)(i) at a time when the “tag along” provisions contained in Section 4.1 have terminated and a Requisite Capital IV Majority has not granted to such Executive Stockholder “tag along” rights with respect to such Transfer that are comparable to those set forth in Section 4.1, including with respect to the set of obligations accompanying the exercise of the “tag along” rights set forth in Section 4.1.
     If there is any Transfer by an Investor of a type described by clause (i), (ii), (iii) or (iv) of this Section 3.1.5(g), then such Executive Stockholder will be permitted to Transfer, pursuant to (A) a block sale to a financial institution in the ordinary course of its trading business or (B) Rule 144, a portion of the Shares then held by such Executive Stockholder that bears the same proportion to the total number of Shares then owned by such Executive Stockholder as the number of Shares that were distributed or otherwise Transferred by such Investor bears to the total number of Shares that were owned by all Investors immediately prior to such distribution or other Transfer. Any Shares Transferred under this Section 3.1.5(g) shall conclusively be deemed thereafter not to be Shares under this Agreement.
     3.2. Permitted Transferees to Become Parties. Any Permitted Transferee receiving Shares in a Transfer pursuant to Section 3.1.1 shall become a Stockholder party to this Agreement and be subject to the terms and conditions of, and be entitled to enforce, this Agreement, to the same extent, and in the same capacity, as the Stockholder that Transfers such Shares to such Permitted Transferee, with each Permitted Transferee of an Investor to be deemed an “Investor” for purposes of this Agreement and each Permitted Transferee of an Executive Stockholder to be deemed to be an “Executive Stockholder” and an “Executive Designee” for

purposes of this Agreement. Prior to the initial Transfer of any Shares to any Permitted Transferee pursuant to Section 3.1.1, and as a condition thereto, the Stockholder effecting such Transfer shall (a) cause such Permitted Transferee to deliver to the Company and a Requisite Capital IV Majority a written agreement in the form of Exhibit A (or in form and substance that is otherwise reasonably satisfactory to the Company and such Requisite Capital IV Majority), to be bound by the terms and conditions of this Agreement, to the extent described in the preceding sentence, and (b) remain directly liable for the performance by such Permitted Transferee of all obligations of such Permitted Transferee under this Agreement.
     3.3. Restrictions on Transfers to Strategic Investors. In addition to the other restrictions on Transfer contained in this Section 3, no Stockholder shall Transfer any Shares pursuant to Section 3.1.4, 3.1.5(a)(i), 3.1.5(b) or 3.1.5(g) to a Strategic Investor without the prior written approval of a Requisite Capital IV Majority. If any Stockholder proposes to Transfer any Shares pursuant to Section 3.1.4, 3.1.5(a)(i), 3.1.5(b) or 3.1.5(g) to any Person, such Stockholder shall furnish a written notice to the Company and a member of each Sponsor Group at least ten business days prior to such proposed Transfer. Such notice (the “ Transfer Notice ”) shall set forth the principal terms of the proposed Transfer, including (a) the number and class of the Shares to be Transferred, (b) the per Share purchase price or the formula by which such price is to be determined, (c) the name and address of the proposed purchaser(s) of such Shares and (d) whether such proposed purchaser(s) (or an Affiliate thereof) is an owner of an attributable interest (as such term is used in applicable U.S. federal communication laws, rules and regulations) or an operator of radio or television broadcast operations or a business involving newspaper publishing or outdoor advertising. If such proposed purchaser(s) (or an Affiliate thereof) has previously been determined by a Requisite Capital IV Majority to be a Strategic Investor and such determination has not been reversed by a Requisite Capital IV Majority by written notice to the Company, the Stockholder proposing such Transfer shall not Transfer any Shares to such proposed purchaser(s) without the prior written approval of a Requisite Capital IV Majority. If such proposed purchaser(s) (or an Affiliate thereof) has not previously been determined by a Requisite Capital IV Majority to be a Strategic Investor, the Stockholder may Transfer Shares to such proposed purchaser(s) unless, within seven business days after the date of delivery of the Transfer Notice, a Requisite Capital IV Majority delivers written notice to such Stockholder that such proposed purchaser(s) has been designated a Strategic Investor. If, within such time period, a notice designating such proposed purchaser(s) a Strategic Investor is delivered, then such Stockholder shall not Transfer any Shares to such Prospective Buyer without the prior written approval of a Requisite Capital IV Majority. Notwithstanding anything in this Agreement to the contrary, the restrictions in this Section 3.3 shall not apply to any Transfer of Shares (i) to the Company or any of its subsidiaries, (ii) to any Investor or any Affiliated Fund of any Investor, (iii) pursuant to Rule 144 as a “brokers’ transaction” (as defined in Rule 144) or directly to a “market maker” (as defined in Rule 144) or pursuant to a block sale to a financial institution in the ordinary course of its trading business, as long as, to the knowledge of the Stockholder proposing such Transfer, the market maker(s) or block sale purchaser(s) are not acquiring such Shares for the intended purpose of reselling such Shares (A) to any Person that, after giving effect to such resale, would own, directly or indirectly, more than 5% of the then outstanding shares of the applicable class of Shares or (B) to any Person that is a Strategic Investor.

     3.4. Conversion of Class B Stock and Class C Stock. Unless otherwise agreed in writing by a Requisite Capital IV Majority, in addition to any other restrictions on transfer contained or otherwise referenced in this Section 3, it will be a condition to the effectiveness of any Transfer of shares of Class B Stock or Class C Stock by a Stockholder to any Person other than a Permitted Transferee of such Stockholder that the shares to be transferred be converted into shares of Class A Stock in accordance with, and subject to, the terms and conditions of the Company’s certificate of incorporation.
     3.5. Legal Restrictions. The restrictions on transfer contained in this Agreement, including those specified in this Section 3 and in Section 6, are in addition to any prohibitions and other restrictions on transfer arising under any applicable laws, rules or regulations, and no Stockholder may Transfer Shares to any other Person unless such Stockholder first takes all reasonable and customary steps, to the reasonable satisfaction of the Company, to ensure that such Transfer would not violate, or be reasonably expected to restrict or impair the respective business activities of any of the Clear Channel Entities or their respective subsidiaries under, any applicable laws, rules or regulations, including applicable securities, antitrust or U.S. federal communications laws, rules and regulations. Without limiting the generality of the foregoing sentence or any of the Company’s powers, rights or remedies under its certificate of incorporation, unless otherwise agreed in writing by a Requisite Capital IV Majority, it shall be a condition to the effectiveness of any Transfer of Shares (other than a Transfer pursuant to Section 3.1.2, 3.1.4, 3.1.5(d), 3.1.5(e), 3.1.5(f) or 3.1.5(g)) that the Stockholder proposing to make such Transfer obtain from the proposed transferee a written (i) certification reasonably satisfactory to a Requisite Capital IV Majority to the effect that the ownership of Shares by such transferee will not result in an FCC Regulatory Limitation (as defined on the date hereof in the Company’s certificate of incorporation) or (ii) statement that such transferee cannot make such certification and a reasonably detailed explanation of the reasons therefor. In either case (i) or (ii), the Company will be entitled to exercise any or all of its available powers, rights and remedies, including those set forth in the Company’s certificate of incorporation, that it considers necessary or desirable to prevent any such FCC Regulatory Limitation.
     3.6. Other Restrictions on Transfer; Indirect Transfers. The restrictions on transfer contained in this Agreement are in addition to any other restrictions on transfer to which a Stockholder may be subject, including any restrictions on transfer contained in the Company’s certificate of incorporation (including restrictions therein relating to federal communications laws), or any restricted stock agreement, stock option agreement, stock subscription agreement or other agreement to which such Stockholder is a party or by which such Stockholder is bound or any applicable lock-up rules and regulations of any national securities exchange or national securities association. In addition, until the end of the Minimum Executive Holding Period, no Executive Stockholder that is not a natural person shall redeem for value, or permit any of its Equity Holders, including any Executive or any Member of the Immediate Family of any Executive, to Transfer for value, any direct or indirect equity or other beneficial interests in such Executive Stockholder.
     3.7. Impermissible Transfers. Any Transfer of Shares not made in compliance with the terms of this Section 3 shall be null and void ab initio, and the Company shall not in any way give effect to any such Transfer.
     3.8. Period. Each of the foregoing provisions of this Section 3 shall terminate upon the occurrence of a Change of Control.

4. “TAG ALONG” AND “DRAG ALONG” RIGHTS.
     4.1. Tag Along. If an Investor or a group of Investors (collectively, the “ Prospective Selling Investor ”) proposes to Transfer any Shares (the “ Offered Shares ”) to any Prospective Buyer(s) in compliance with Section 3.1.5(a)(i), then, unless they have terminated in accordance with Section 4.1.7 at the time of such Transfer, the provisions of this Section 4.1 will apply to such Transfer.
     4.1.1. Notice. The Prospective Selling Investor shall, prior to any such proposed Transfer, furnish a written notice (the “ Tag Along Notice ”) to the Company, and the Company shall promptly furnish such notice to each other Stockholder (each, a “ Tag Along Holder ”). The Tag Along Notice shall include:
     (a) the principal terms and conditions of the proposed Transfer insofar as it relates to the Shares, including (i) the number of Offered Shares, (ii) the per Share purchase price or the formula by which such price is to be determined and the payment terms, including a description of any non-cash consideration, (iii) the name and address of each Prospective Buyer and (iv) if known, the proposed closing date; and
     (b) an invitation to each Tag Along Holder to participate in the proposed Transfer to the applicable Prospective Buyer(s) by Transferring therein up to its Pro Rata Portion of the Offered Shares, on the same terms and conditions as the Prospective Selling Investor.
The Prospective Selling Investor shall deliver or cause to be delivered to each Tag Along Holder copies of all transaction documents relating to the proposed Transfer of the Offered Shares to which such Tag Along Holder would be expected to become party in order to participate in such Transfer as soon as reasonably practicable after such documents become available.
     4.1.2. Exercise. Each Tag Along Holder that desires to participate in the proposed Transfer (each such Tag Along Holder, a “ Participating Seller ” and, together with the Prospective Selling Investor, collectively, the “ Tag Along Sellers ”) shall furnish a written notice (a “ Tag Along Offer ”) to the Company and the Prospective Selling Investor within ten business days after the date of delivery of the Tag Along Notice that indicates the number of Tag Eligible Shares that such Tag Along Holder desires to Transfer as Offered Shares in the proposed Transfer; provided , however , that such number of Tag Eligible Shares may in no event exceed such Tag Along Holder’s Pro Rata Portion of the Offered Shares. Subject to Section 4.1.4, to the extent one or more Tag Along Holders makes a Tag Along Offer in accordance with this Section 4.1.2, the number of Offered Shares that the Prospective Selling Investor may Transfer in the proposed Transfer will be correspondingly reduced. If any Tag Along Holder fails to make a Tag Along Offer in compliance with the above requirements, including the time period, such Tag Along Holder will conclusively be deemed to have waived all of its rights with respect to the proposed Transfer, and the Tag Along Sellers shall thereafter be free to Transfer to the Prospective Buyer, for the same form of consideration set forth in the Tag Along Notice, at a per Share price no greater than the per Share price set forth in the Tag Along Notice and on other terms and conditions that are not materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice.
     4.1.3. Irrevocable Offer. Subject to Section 4.1.4, the offer of each Participating Seller contained in such Participating Seller’s Tag Along Offer shall be irrevocable, and such Participating Seller shall be bound and obligated to Transfer Shares in the proposed Transfer, on the same terms and conditions as the Prospective Selling Investor with respect to each Share Transferred (subject to the limitations set forth in the proviso to the first sentence of Section 4.3.2), such number of Tag Eligible Shares as was specified in such Participating Seller’s Tag Along Offer.
     4.1.4. Additional Compliance. If, prior to consummation, the terms of the proposed Transfer shall change with the result that the per Share price to be paid in such proposed Transfer shall be greater than the per Share price set forth in the Tag Along Notice, the number of Shares to be purchased by the Prospective Buyer shall be greater than the number of Offered Shares specified in the Tag Along Notice or the other principal terms of such proposed Transfer shall be materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, then, in any such case, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such proposed Transfer pursuant to this Section 4.1; provided , however , that in the case of such a separate Tag Along Notice, the applicable period to which reference is made in Section 4.1.2 shall be three business days or such longer period as the Prospective Selling Investor and the Prospective Buyer may agree. In addition, if the Prospective Selling Investor has not completed the proposed Transfer by the end of the 180th day after the date of delivery of the Tag Along Notice by the Company, each Participating Seller shall be released from such Participating Seller’s obligations under its Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such proposed Transfer pursuant to this Section 4.1, unless the failure to complete such proposed Transfer involves either (a) a failure by any Participating Seller to comply with the terms of this Section 4.1, or (b) a failure by a governmental or regulatory authority, including the FCC, DOJ or FTC, to approve such Transfer. In the case of a failure of a type described in clause (b), the Prospective Selling Investor will have an additional 90 days beyond such 180th day in which to obtain any such approval and complete the proposed Transfer before the Tag Along Notice becomes null and void.
     4.1.5. Indirect Transfers.
     (a) Subject to Section 4.1.5(b), no Investor or any of the undersigned Sponsor Entities shall permit a Sponsor Entity to Transfer any direct or indirect equity interests in any Investor in a Transfer of a type that would be subject to this Section 4.1 if such Transfer involved a Transfer of Shares by such Sponsor Entity or Investor (any such Transfer of any such equity interests, an “ Indirect

Transfer ”), unless the undersigned Sponsor Entities and such Investor cause to be provided to each other Stockholder “tag along” rights with respect to such Indirect Transfer that are substantially equivalent to the “tag along” rights set forth in this Section 4.1 and subject to obligations and other terms and conditions that are substantially equivalent to those set forth in this Section 4.1.
     (b) Until the one-year anniversary of the Closing, the Sponsor Entities will be entitled to Transfer up to an aggregate of $200,000,000 of direct or indirect equity interests in Sponsor Investment Vehicles that were purchased by the Sponsor Entities in connection with the Closing. With respect to any such Transfer of any such equity interests, as long as the purchase price per unit of equity interest in such Transfer is no greater than the purchase price per unit of equity interest that the Sponsor Entity making such Transfer paid for such equity interests in connection with the Closing plus any additional amounts paid in such Transfer as interest for the period from the Closing until the date of such Transfer or as other carrying costs and related expenses, then the provisions of Section 4.1.5(a) will be inapplicable to such Transfer.
     4.1.6. Miscellaneous Provisions. The provisions of Section 4.3 shall apply to any Transfer that is subject to this Section 4.1 to the extent, and on the terms, provided therein.
     4.1.7. Period. Each of the foregoing provisions of this Section 4.1 shall terminate upon the earlier to occur of (a) the closing of the Qualified Public Offering and (b) the occurrence of a Change of Control.
     4.2. Sale Event Drag Along. If one or more Investors propose to Transfer any Shares to a Prospective Buyer that is not an Affiliate of any Sponsor Entity in a transaction, including a merger, or a series of related transactions that, after giving effect to the provisions of this Section 4.2, would constitute a Change of Control, then, at the election of a Requisite Capital IV Majority, the provisions of this Section 4.2 will apply to such Transfer and each Stockholder agrees to Transfer to such Prospective Buyer in connection with such transaction or transactions, as the case may be, a percentage of the Shares held by such Stockholder that is equal to the percentage of the aggregate number of Shares then owned by the Investors that are proposed to be Transferred to such Prospective Buyer (the “ Drag Along Sale Percentage ”); provided that in no event may the Drag Along Sale Percentage be less than 50%.
     4.2.1. Exercise. The applicable Requisite Capital IV Majority that has elected to exercise its rights under this Section 4.2 with respect to a proposed Transfer shall furnish a written notice (the “ Drag Along Sale Notice ”) to the Company at least ten business days prior to the consummation of such proposed Transfer, and the Company shall promptly furnish any such Drag Along Sale Notice to each Stockholder other than the Investor or Investors designated in the Drag Along Sale Notice as initiating the proposed Transfer (such Investor or Investors, the “ Prospective Selling Investor ”). The Drag Along Sale Notice shall set forth the principal terms and conditions of the proposed Transfer insofar is it relates to the Shares, including (a) the number of Shares to be acquired from the Prospective Selling Investor, (b) the Drag Along Sale Percentage, (c)

the per Share consideration to be received in the proposed Transfer, including the form of consideration (if other than cash), (d) the name and address of the Prospective Buyer and (e) if known, the proposed closing date. If the Prospective Selling Investor consummates the proposed Transfer to which reference is made in the Drag Along Sale Notice, each other Stockholder (each, a “ Participating Seller ,” and, together with the Prospective Selling Investor, collectively, the “ Drag Along Sellers ”) shall be bound and obligated to Transfer the Drag Along Sale Percentage of such Stockholder’s Shares in the proposed Transfer on the same terms and conditions as the Prospective Selling Investor with respect to each Share Transferred (subject to the limitations set forth in the proviso to the first sentence of Section 4.3.2). If, at the end of the 270th day after the date of delivery of the Drag Along Sale Notice, the Prospective Selling Investor has not completed the proposed Transfer, the Drag Along Sale Notice shall be null and void, each Participating Seller shall be released from its obligation under the Drag Along Sale Notice and it shall be necessary for a separate Drag Along Sale Notice to be furnished and the terms and provisions of this Section 4.2 separately complied with, in order to consummate such proposed Transfer pursuant to this Section 4.2, unless the failure to complete such proposed Transfer involves a failure by a governmental or regulatory authority, including the FCC, DOJ or FTC, to approve such Transfer, in which case the Prospective Selling Investor will have an additional 180 days beyond such 270th day in which to obtain any such approval and complete the proposed Transfer before the Drag Along Sale Notice becomes null and void. The eligibility of an Executive Stockholder to receive consideration for Unvested Executive Shares pursuant to this Section 4.2 shall be subject to the vesting and other terms of such Executive Shares.
     4.2.2. Waiver of Appraisal Rights. Each Stockholder agrees not to demand or exercise appraisal rights under Section 262 of the DGCL or otherwise with respect to any transaction subject to this Section 4.2, whether or not such appraisal rights are otherwise available.
     4.2.3. Miscellaneous Provisions. The provisions of Section 4.3 shall apply to any transaction that is subject to this Section 4.2 to the extent, and on the terms, provided therein.
     4.2.4. Period. The foregoing provisions of this Section 4.2 shall terminate upon the occurrence of a Change of Control.
     4.3. Miscellaneous Sale Provisions. The provisions of Section 4.3 shall apply to any Transfer to which Section 4.1 or 4.2 applies.
     4.3.1. Certain Legal Requirements. If the consideration to be paid for Shares in a Transfer pursuant to Section 4.1 or 4.2 includes any securities, and the receipt thereof by a Participating Seller would require under applicable law (a) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities where such registration or qualification would not otherwise be required for the Transfer by the Prospective Selling Investor or (b) the provision to any Tag Along Seller or Drag Along Seller of any specified information regarding the Company or any of its subsidiaries, such securities or the issuer thereof, in each case that is not otherwise required to be provided for the Transfer by the Prospective Selling Investor, then such Participating Seller shall not have the right to Transfer Shares in such Transfer. In such event, the Prospective Selling Investor will have the right, but not the obligation, to cause to be paid to such Participating Seller in lieu of such securities, against surrender of the Shares (in accordance with Section 4.3.6 hereof) that would have otherwise been Transferred by such Participating Seller to the Prospective Buyer in the Transfer, an amount in cash equal to the fair market value of such Shares as of the date such securities would have been delivered in exchange for such Shares, as determined in good faith by the Board.
     4.3.2. Further Assurances. The Company and each Participating Seller whether in such Participating Seller’s capacity as a stockholder, director or officer of the Company or otherwise, shall use its reasonable best efforts to take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Transfer pursuant to Section 4.1 or 4.2 and any related transactions, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Investor and the Prospective Buyer; provided , however , that Participating Sellers shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise to the Prospective Buyer in connection with such Transfer solely to the extent provided in the immediately following sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as may be reasonably specified by the Prospective Selling Investor to which such Prospective Selling Investor will also be party, including agreements to (a)(i) make individual representations, warranties, covenants and other agreements, in each case as to the unencumbered title to its Shares and the power, authority and legal right to Transfer such Shares and the absence of any Adverse Claim with respect to such Shares and (ii) be liable as to such representations, warranties, covenants and other agreements, in each case to the same extent as the Prospective Selling Investor is liable for the comparable representations, warranties, covenants and agreements made by it or on its behalf (with any limit on liability applied based on the relative value of their respective Shares), and (b) be liable (whether by purchase price adjustment, indemnity payments or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries in connection with such Transfer; provided , however , that the aggregate amount of liability described in this clause (b) shall not exceed the lesser of (x) such Participating Seller’s pro rata share of any such liability, to be determined in accordance with such Participating Seller’s portion of the aggregate proceeds to all Participating Sellers and Prospective Selling Investors in connection with such Transfer and (y) the proceeds to such Participating Seller in connection with such Transfer. In connection with any governmental or regulatory approval required for any Transfer pursuant to Section 4.1 or 4.2, including any such required approval of the FCC, DOJ or FTC, the Company shall file such applications and other materials as are necessary or desirable to file in order to obtain such governmental or regulatory approval, and each Stockholder shall cooperate with the Company and promptly provide it with any and all information, certifications and other materials necessary or otherwise reasonably requested by the Company to complete the filing of such applications and materials and to obtain such governmental or regulatory approval. Without limitation to the foregoing sentence, the Company shall use its reasonable best efforts to obtain such governmental or regulatory approval as promptly as practicable, including (a) diligently prosecuting any such applications and other filings and, when applicable, opposing any petitions to deny, or any other objections filed with respect to, any such applications or other filings, and (b) promptly taking all other actions reasonably requested by the Prospective Selling Investor as necessary or desirable to facilitate obtaining such governmental or regulatory approval.
     4.3.3. Sale Process. The Prospective Selling Investor shall, in its sole and absolute discretion, decide whether or not to pursue, consummate, postpone or abandon any proposed Transfer and the terms and conditions thereof. No Stockholder or Affiliate of any Stockholder will have any liability to any other Stockholder or the Company arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any proposed Transfer, except to the extent contemplated herein or arising from a failure to comply with the provisions of this Section 4.
     4.3.4. Treatment of Convertible Securities. If any Participating Seller Transfers Convertible Securities in any Transfer pursuant to Section 4.1 or 4.2, such Participating Seller shall receive, in exchange for each such Convertible Security that it Transfers, consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per Share received by the Prospective Selling Investors in such Transfer less the exercise price, if any, per Share of such Convertible Security times (b) the number of Shares that would be issued upon exercise, conversion or exchange of such Convertible Security (in all cases to the extent vested and exercisable or convertible or exchangeable at the time of such Transfer), subject to reduction for any taxes required to be withheld in respect of such Transfer under applicable law.
     4.3.5. Expenses. All reasonable costs and expenses incurred by the Prospective Selling Investor or the Company in connection with any proposed Transfer pursuant to Section 4.1 or 4.2 (whether or not consummated), including all attorney’s fees and expenses, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. The reasonable fees and expenses of (a) a single legal counsel representing the Sponsor Entities and (b) a single legal counsel representing the Executive Stockholders, in each case (a) and (b) in connection with a proposed Transfer pursuant to Section 4.1 or 4.2 (whether or not consummated), shall be paid by the Company. Any other fees, costs or expenses incurred by a Stockholder in connection with any proposed Transfer pursuant to Section 4.1 or 4.2 (whether or not consummated) shall be borne by such Stockholder.
     4.3.6. Closing. Subject to the provisions of Section 4.1.4 (in the case of a Transfer to which Section 4.1 applies) or Section 4.2.1 (in the case of a Transfer to which Section 4.2 applies), in each case that relate to the timing of the completion of a proposed Transfer to which such Section applies, the closing of a Transfer to which Section 4.1 or 4.2 applies shall take place (a) (i) on the proposed closing date, if any, specified in the

Tag Along Notice or Drag Along Sale Notice, as applicable; provided that the consummation of any such Transfer may be extended beyond such date at the election of the Prospective Selling Investor (in the case of a Transfer to which Section 4.1 applies) or a Requisite Capital IV Majority (in the case of a Transfer to which Section 4.2 applies), in each case to the extent necessary to obtain any applicable governmental or regulatory approval or other required approval or to satisfy other conditions, or (ii) if no proposed closing date was required to be specified in the applicable notice, at such time as the Prospective Selling Investor shall specify by notice to each Participating Seller and (b) at such place as the Prospective Selling Investor shall specify by notice to each Participating Seller. At the closing of such Transfer, each Participating Seller shall deliver, against delivery of the applicable consideration therefor, (x) the certificates evidencing the Shares to be Transferred by such Participating Seller, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed and (y) any comparable transfer materials for any Convertible Securities to be Transferred.
     4.4. Recapitalization Transaction Drag Along. If requested by a Requisite Capital IV Majority, each Stockholder agrees, with respect to each class of Shares held by such Stockholder, to exchange or convert a percentage of the Shares of each such class held by such Stockholder that is equal to the percentage of the Shares of such class that are proposed by such Requisite Capital IV Majority to be exchanged or converted in a Recapitalization Transaction (as to each such class, the “ Drag Along Recapitalization Percentage ”), in the manner and on the terms set forth in this Section 4.4.
     4.4.1. Exercise in a Recapitalization Transaction. The Company (solely at the direction of the applicable Requisite Capital IV Majority) shall furnish a written notice (the “ Drag Along Recapitalization Notice ”) to each Stockholder at least ten business days prior to the consummation of the Recapitalization Transaction. The Drag Along Recapitalization Notice shall set forth the principal terms and conditions of the proposed Recapitalization Transaction insofar as it relates to the Shares, including (a) the number and class of Shares to be exchanged or converted in the Recapitalization Transaction, (b) the Drag Along Recapitalization Percentage for each class and (c) the form of securities to be received upon exchange or conversion of the Shares of each class of Shares being exchanged or converted. If the Recapitalization Transaction described in such Drag Along Recapitalization Notice is consummated, each Stockholder shall be bound and obligated to convert or exchange the Drag Along Recapitalization Percentage of each class of Shares held by such Stockholder that are to be included in the proposed Recapitalization Transaction on the same terms and conditions as each other Stockholder with respect to each Share of the same class being exchanged or converted. If, at the end of the 270th day after the date of delivery of the Drag Along Recapitalization Notice, the Recapitalization Transaction has not been completed, then the Drag Along Recapitalization Notice shall be null and void, each Stockholder shall be released from such Stockholder’s obligation under the Drag Along Recapitalization Notice and it shall be necessary for a separate Drag Along Recapitalization Notice to be furnished and the terms and provisions of this Section 4.4.1 separately complied with, in order to consummate such proposed Recapitalization Transaction pursuant to Section 4.4, unless the failure to complete such proposed Recapitalization Transaction involves a failure by a governmental or regulatory authority, including the FCC, DOJ or FTC, to approve such Recapitalization Transaction, in which case the Company will have an additional 180 days beyond such 270th day in which to obtain any such approval and complete the proposed Recapitalization Transaction before the Drag Along Recapitalization Notice becomes null and void.
     4.4.2. Certain Legal Requirements. If the receipt of securities to be received in exchange for, or upon conversion of, Shares in a proposed Recapitalization Transaction pursuant to Section 4.4 by any Stockholder would require under applicable law (a) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities where such registration or qualification is not otherwise required for the Recapitalization Transaction or (b) the provision to any Stockholder of any information regarding the Company or any of its subsidiaries, such securities or the issuer thereof, in each case that is not otherwise required to be provided for the Recapitalization Transaction, then, at the election of a Requisite Capital IV Majority, such Stockholder shall not have the right to exchange or convert Shares in such proposed Recapitalization Transaction. In such event, the Company will have the right, but not the obligation, to cause to be paid to such Stockholder in lieu of such securities, against the surrender of the Shares (in accordance with Section 4.4.6) that would have otherwise been exchanged or converted by such Stockholder in the Recapitalization Transaction, an amount in cash equal to the fair market value of such Shares as of the effective date of the Recapitalization Transaction, as determined in good faith by the Board.
     4.4.3. Further Assurances. The Company and each Stockholder, whether in his capacity as a stockholder, officer or director of the Company or otherwise, shall use its reasonable best efforts to take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate any Recapitalization Transaction and any related transactions, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns filings and others instruments or documents with governmental authorities; and otherwise cooperating with the Company; provided that no Stockholder shall be required in connection therewith or as a condition thereto to qualify to do business in any state or other jurisdiction where it is not already so qualified or to file a general consent to service of process in any such states or jurisdictions, unless such Stockholder is already subject to service in such jurisdiction and except as may be required by the Securities Act. Without limiting the generality of the foregoing, each Stockholder agrees to execute and deliver such agreements as may be reasonably specified by a Requisite Capital IV Majority, including agreements to (a) make individual representations, warranties, covenants and other agreements, in each case as to the unencumbered title to its Shares and the power, authority and legal right to Transfer such Shares and the absence of any Adverse Claim with respect to such Shares and (b) be liable as to such representations, warranties, covenants and other agreements, in each case to the same extent as the other Stockholder(s) are liable for the comparable representations, warranties, covenants and agreements made by them or on their behalf. In connection with any governmental or regulatory approval required for any Recapitalization Transaction, including any such required approval of the FCC, DOJ or FTC, the Company shall file such applications and other materials as are necessary or desirable to file in order to obtain such governmental or regulatory approval, and each Stockholder shall cooperate with the Company and promptly provide it with any and all information, certifications and other materials necessary or otherwise reasonably requested by the Company to complete the filing of such applications and materials and to obtain such governmental or regulatory approval. Without limitation to the foregoing sentence, the Company shall use its reasonable best efforts to obtain such governmental or regulatory approval as promptly as practicable, including (a) diligently prosecuting any such applications and other filings and, when applicable, by opposing any petitions to deny, or any other objections filed with respect to, any such applications or other filings, and (b) promptly taking all other actions reasonably requested by a Requisite Capital IV Majority as necessary or desirable to facilitate obtaining such governmental or regulatory approval.
     4.4.4. Treatment of Convertible Securities. If any Stockholder shall convert or exchange Convertible Securities in any Recapitalization Transaction pursuant to this Section 4.4, such Stockholder shall receive in exchange for such Convertible Securities, options, warrants or other convertible securities, as the case may be, with substantially similar vesting and other terms (including with respect to the spread between the fair market value of the relevant security and the exercise price to purchase such security) as the Convertible Securities being exchanged or converted, and that are exercisable or convertible for securities of the same nature as are being issued to the Stockholders in the Recapitalization Transaction in exchange for the Shares with respect to which the Convertible Securities in question were initially exercisable for, or convertible into.
     4.4.5. Expenses. All reasonable costs and expenses incurred by the Company in connection with any Recapitalization Transaction pursuant to this Section 4.4 (whether or not consummated), including all attorney’s fees and expenses, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. The reasonable fees and expenses of (a) a single legal counsel representing the Sponsor Entities and (b) a single legal counsel representing the Executive Stockholders, in each case (a) and (b) in connection with a Recapitalization Transaction pursuant to this Section 4.4 (whether or not consummated), shall be paid by the Company. Any other fees, costs or expenses incurred by a Stockholder in connection with any Recapitalization Transaction pursuant to this Section 4.4 (whether or not consummated) shall be borne by such Stockholder.
     4.4.6. Closing. Subject to the provisions of Section 4.4.1 that relate to the timing of the completion of a proposed Recapitalization Transaction, the closing of a Recapitalization Transaction to which this Section 4.4 applies shall take place (a) on the proposed conversion or exchange date, if any, specified in the Drag Along Recapitalization Notice; provided that consummation of any conversion or exchange may be extended beyond such date at the election of a Requisite Capital IV Majority to the extent necessary to obtain any applicable governmental or regulatory approval or other required approval or to satisfy other conditions, or (b) if no proposed conversion or exchange date was specified in the Drag Along Recapitalization Notice, at such time as a

Requisite Capital IV Majority shall specify by reasonable notice to each Stockholder. At the closing of such Recapitalization Transaction, each Stockholder shall deliver, against the delivery of the applicable consideration, (i) the certificates evidencing the Shares to be converted or exchanged by such Stockholder, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, and (ii) any comparable transfer materials for any Convertible Securities to be converted or exchanged.
     4.4.7. Acquired Securities. Subject to the terms and conditions of this Agreement, any securities to be received upon the exchange or conversion of Shares by any Stockholder pursuant to this Section 4.4 shall be deemed for all purposes hereof to be Shares under this Agreement.
     4.5. Period. The foregoing provisions of this Section 4.4 shall terminate upon the occurrence of a Change of Control.
5. RIGHT OF PARTICIPATION.
     Subject to Section 5.3, the Company shall not, and shall not permit any of its direct or indirect subsidiaries to, issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its shares of capital stock or securities convertible into or exchangeable for any shares of its capital stock, in each case, to any Sponsor Investment Vehicle or any Sponsor Entity or an Affiliated Fund of any Sponsor Entity (each an “ Issuance ” of “ Subject Securities ”), except in compliance with the provisions of Section 5.1 or Section 5.2.
     5.1. Right of Participation.
     5.1.1. Offer. Not fewer than 20 business days prior to the consummation of an Issuance, a notice (the “ Participation Notice ”) shall be furnished by the Company or any direct or indirect subsidiary proposing to issue such Subject Securities (the “ Issuer ”) to each Investor and each Executive Stockholder that then holds Shares (the “ Participation Offerees ”). The Participation Notice shall include:
     (a) the principal terms and conditions of the proposed Issuance, including (i) the amount, kind and terms of the Subject Securities to be included in the Issuance, (ii) the number of Equivalent Shares represented by such Subject Securities (if applicable), (iii) such Participation Offeree’s Participation Percentage, (iv) the maximum and minimum price (including if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities, it being understood and agreed that the maximum price shall be no greater than 120% of the minimum price, (v) the name of each Sponsor Investment Vehicle or Sponsor Entity or Affiliated Fund of a Sponsor Entity to which the Subject Securities will be issued (the “ Prospective Subscriber ”) and (vi) if known, the proposed issuance date; and

     (b) an offer by the Issuer to issue, at the option of each Participation Offeree, to such Participation Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participation Offeree (not to exceed such Participation Offeree’s Participation Percentage of the total amount of Subject Securities to be included in the Issuance), on the same terms and conditions, with respect to each unit of Subject Securities issued to the Participation Offerees, as each of the Prospective Subscribers shall be issued units of Subject Securities.
     5.1.2. Exercise.
     (a) General. Each Participation Offeree desiring to accept the offer contained in the Participation Notice shall accept such offer by furnishing a written notice of such acceptance to the Issuer within 15 business days after the date of delivery of the Participation Notice specifying the amount of Subject Securities (not in any event to exceed such Participation Offeree’s Participation Percentage of the total amount of Subject Securities to be included in the Issuance) which such Participation Offeree desires to be issued to it (each a “ Participating Buyer ”). Each Participation Offeree who does not so accept such offer in compliance with the above requirements, including the applicable time periods, shall be deemed to have waived all rights to participate in such Issuance, and the Issuer shall thereafter be free to issue Subject Securities in such Issuance to the Prospective Subscriber and the Participating Buyers, at a price no less than the minimum price set forth in the Participation Notice and on other principal terms not substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, without any further obligation to such non-accepting Participation Offerees pursuant to this Section 5. If, prior to consummation, the terms of such proposed Issuance change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 5.1 separately complied with, in order to consummate such Issuance pursuant to this Section 5.1.
     (b) Irrevocable Acceptance. The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions as the Prospective Subscriber, with respect to each unit of Subject Securities issued, such amount of Subject Securities as such Participating Buyer has specified in such Participating Buyer’s written notice of acceptance.
     (c) Time Limitation. If, at the end of the 90th day following the date of the delivery of the Participation Notice, the Issuer has not completed the Issuance, each Participating Buyer shall be released from all obligations under its written notice of acceptance, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be furnished, and the terms and provisions of this Section 5.1 separately complied with, in order to consummate such Issuance pursuant to this Section 5.1, unless the failure to complete such Issuance involves a failure by any governmental or regulatory authority, including the FCC, DOJ or FTC, to approve such Issuance, in which case the Issuer will have 180 days beyond such 90th day in which to obtain any such approval and complete the Issuance before the Participation Notice becomes null and void.
     5.1.3. Other Securities. The Issuer may condition the participation of the Participation Offerees in an Issuance upon the purchase by such Participation Offerees of any securities (including debt securities) other than Subject Securities (“ Other Securities “) if and to the extent that the Prospective Subscribers’ participation in such Issuance is so conditioned. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the proportion of Other Securities to Subject Securities being acquired by the Prospective Subscriber in the Issuance, on the same terms and conditions, as to each unit of Subject Securities and Other Securities issued to the Participating Buyers, as the Prospective Subscriber shall be issued units of Subject Securities and Other Securities.
     5.1.4. Certain Legal Requirements. If the participation in any Issuance of Subject Securities by a Participating Offeree as a Participating Buyer would require under applicable law (a) the registration or qualification of such securities or (b) the provision to any participant in the Issuance of any information (other than information required to be provided pursuant to Section 5) regarding the Company or any of its subsidiaries or such securities that is not otherwise required to be provided for the Issuance, such Participation Offeree shall not have the right to participate in the Issuance. Without limiting the generality of the foregoing, it is understood and agreed that neither the Company nor the Issuer shall be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes.
     5.1.5. Further Assurances. The Company and each Participating Buyer, whether in such Participating Buyer’s capacity as a stockholder, officer or director of the Company or otherwise, shall use its reasonable best efforts to take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this Section 5.1.1 and any related transactions, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Issuer and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer agrees to execute and deliver such subscription and other agreements specified by the Issuer to which the Prospective Subscriber will be party. In connection with any governmental or regulatory approval required for any Issuance, including any such required approval of the FCC, DOJ or FTC, the Company shall file such applications and other materials as are necessary or desirable to file in order to obtain such governmental or regulatory approval, and each Stockholder shall cooperate with the Company and promptly provide it with any and all information, certifications and other materials necessary or otherwise reasonably requested by the Company to complete the filing of such applications and materials and to obtain such governmental or regulatory approval. Without limitation to the foregoing sentence, the Company shall use its reasonable best efforts to obtain such governmental or regulatory approval as promptly as practicable, including (a) diligently prosecuting any such applications and other filings and, when applicable, opposing any petitions to deny, or any other objections filed with respect to, any such applications or other filings, and (b) promptly taking all other actions reasonably requested by a Requisite Capital IV Majority as necessary or desirable to facilitate obtaining such governmental or regulatory approval. In furtherance of the foregoing provisions of this Section 5.1.5, upon prior written request from a Participating Buyer or a Requisite Capital IV Majority, the Issuer shall convert any voting securities to be issued to such Participating Buyer into non-voting securities immediately prior to such issuance.
     5.1.6. Expenses. All costs and expenses incurred by the Issuer in connection with any proposed Issuance of Subject Securities pursuant to this Section 5 (whether or not consummated), including all attorney’s fees and expenses, all accounting fees and expenses and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company or the Issuer. The reasonable fees and expenses of (a) a single legal counsel representing the Sponsor Entities and (b) a single legal counsel representing the Executive Stockholders, in each case (a) and (b) in connection with any such proposed Issuance of Subject Securities (whether or not consummated), shall be paid by the Company. Any other fees, costs or expenses incurred by or on behalf of any Stockholder in connection with any such proposed Issuance (whether or not consummated) shall be borne by such Stockholder.
     5.1.7. Closing. Subject to the provisions of Section 5.1.2 that relate to the timing of the completion of a proposed Issuance, the closing of an Issuance pursuant to Section 5.1 shall take place (a) (i) on the proposed date of Issuance, if any, set forth in the Participation Notice; provided that consummation of any Issuance may be extended beyond such date at the election of a Requisite Capital IV Majority and the Company to the extent necessary to obtain any applicable governmental or regulatory approval or other required approval or to satisfy other conditions, or (ii) if no proposed Transfer date was required to be specified in the Participation Notice, at such time as the Issuer shall specify by notice to each Participating Buyer; provided that, as to any Participating Buyer, such closing shall not be prior to the date that is 20 business days after the Company issues the applicable Participation Notice without the consent of such Participating Buyer, and (b) at such place as the Issuer shall specify by notice to each Participating Buyer. At the closing of any Issuance under this Section 5.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be issued to such Participating Buyer, registered in the name of such Participating Buyer or such Participating Buyer’s designated nominee, free and clear of any Adverse Claim, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

     5.2. Post-Issuance Notice. Notwithstanding the requirements of 5.1, the Issuer may proceed with any Issuance prior to having complied with the provisions of Section 5.1 so long as the Issuer has used reasonable best efforts to give the Investors and the Executive Stockholders the opportunity to participate in such Issuance, it being understood that the Company may proceed with such Issuance under this Section 5.2 without first using such reasonable best efforts if the Company determines that it is in the best interests of the Company to do so in light of the need for confidentiality or other business reasons; provided that the Issuer shall:
     (a) provide all Stockholders that would have been Participation Offerees in connection with such Issuance (i) with prompt notice of such Issuance and (ii) the Participation Notice described in Section 5.1.1 in which the actual price per unit of Subject Securities (and, if applicable, actual Price Per Equivalent Share) shall be set forth;
     (b) offer to issue to each such Stockholder such number of securities of the type issued in the Issuance as may be requested by such Stockholder (not to exceed the product of such Stockholder’s Participation Percentage, determined in accordance with, and as of the time contemplated by, Section 5.1, multiplied by the sum of (i) the number of Subject Securities included in the Issuance and (ii) the aggregate number of securities issuable to all such Stockholders pursuant to this Section 5.2 with respect to such Issuance) on the same economic terms and conditions with respect to such securities as the subscribers in the Issuance received; and
     (c) keep such offer open for a period of at least ten business days, during which period, each such Stockholder may accept such offer by sending a written acceptance to the Issuer committing to purchase an amount of such securities (not in any event to exceed the product of such Stockholder’s Participation Percentage, determined in accordance with, and as of the time contemplated by, Section 5.1, multiplied by the sum of (i) the number of Subject Securities included in the Issuance and (ii) the aggregate number of securities issuable to all such Stockholders pursuant to this Section 5.2 with respect to such Issuance).
     5.3. Excluded Transactions. The provisions of this Section 5 shall not apply to any of the following types of Issuances by the Company or any direct or indirect subsidiary of the Company:
     (a) any Issuance of shares of Common Stock upon the exercise or conversion of any shares of Common Stock or Convertible Securities outstanding or approved as of the Closing Date or otherwise issued after the Closing Date in compliance with the provisions of this Section 5;
     (b) any Issuance of shares of Common Stock pursuant to a Public Offering;
     (c) any Issuance of any Shares in connection with the Closing;
     (d) any Issuance of Subject Securities in connection with (i) any stock split or stock dividend that is consistent with the provisions of the Company’s certificate of incorporation and is approved by the Board or (ii) any Recapitalization Transaction; or

     (e) any Issuance of Subject Securities relating to any acquisition or merger after the Closing Date involving the Company or any of its subsidiaries that is approved by the Board, except to the extent such Issuance involves the sale of Subject Securities for cash to provide the Company or any of it subsidiaries with acquisition funds for such acquisition or merger.
     5.4. Certain Provisions Applicable to Convertible Securities. If the Issuance of Subject Securities results in any increase in the number of shares of Common Stock issuable upon exercise, conversion or exchange of any Convertible Securities, the number of shares (or Equivalent Shares, if applicable) of Subject Securities (and Other Securities, if applicable) that the holders of such Convertible Securities shall be entitled to purchase pursuant to Section 5.1, if any, shall be reduced, share for share, by the amount of any such increase.
     5.5. Acquired Shares. Subject to the terms and conditions hereof, any Subject Securities constituting shares of Common Stock or Convertible Securities acquired by any Investor or Executive Stockholder pursuant to this Section 5 shall be deemed for all purposes hereof to be Shares under this Agreement.
     5.6. Period. Each of the foregoing provisions of this Section 5 shall terminate on the earlier of (a) the occurrence of a Change of Control and (b) the closing of the Qualified Public Offering.
6. LOCK-UP.
     In connection with each underwritten Public Offering after the Closing Date, each Stockholder hereby agrees, at the request of the Company or the managing underwriters of such Public Offering, to be bound by and/or to execute and deliver, a lock-up agreement with the underwriter(s) of such Public Offering restricting such Stockholder’s right to (a) Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other arrangement that Transfers to another Person any of the economic consequences of ownership of Common Stock, in each case to the extent that such restrictions are agreed to by a Requisite Capital IV Majority with the underwriter(s) of such Public Offering (any such lock-up agreement, a “ Principal Lock-Up Agreement ”); provided , however , that no Stockholder shall be required by this Section 6 to be bound by or execute and deliver a lock-up agreement covering a period of greater than 90 days (or 180 days in the case of any Public Offering up to and including the Qualified Public Offering) following the effectiveness of the related registration statement for such Public Offering. Notwithstanding the foregoing, no Principal Lock-Up Agreement shall apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions or block purchases after the completion of the applicable Public Offering, (b) Transfers made in accordance with the terms of Section 3.1.1, (c) conversions of shares of Common Stock into other classes of capital stock or securities without change of holder, or (d) during the period preceding the execution of the underwriting agreement, Transfers to a Charitable Organization made in accordance with the terms of this Agreement.

7. MANAGEMENT SALE RIGHTS.
     Except as the Company may otherwise agree in writing with any Executive, upon any termination of an Executive’s employment with the Company or any its subsidiaries due to the death or Disability of such Executive, such Executive, each of his or her Executive Designees and each Person holding Executive Shares who acquired them as a Permitted Transferee of such Executive or any of such Executive Designees (as to a given Executive, such Executive and all such other Persons, collectively, such Executive’s “ Sale Group ”) will have the right, subject to Sections 3.3, 3.5, 3.6 and 3.7, to sell to the public pursuant to Rule 144 at any time during the one-year period following the effective date of such termination (the “ Permitted Sale Period ”), all or any portion of the shares of Common Stock then are then held by such Executive’s Sale Group and are then Vested Executive Shares (any such sale, a “ Permitted Public Transfer ”), notwithstanding that such a Transfer might not otherwise then be permitted by Section 3.1.4. Executive Shares sold in Permitted Public Transfers pursuant to this Section 7 shall conclusively be deemed thereafter not to be Shares under this Agreement.
8. REGISTRATION RIGHTS.
     8.1. Demand Registration Rights.
     8.1.1. General. Subject to the terms and conditions of this Section 8, at any time and from time to time, any one or more Capital IV Investors, Capital V Investors and/or Investors that are members of either Sponsor Group (in each case, the “ Initiating Investors ”), by notice to the Company specifying the amount and intended method or methods of disposition, may request that the Company effect the registration under the Securities Act of a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Investors (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested by a majority of the Initiating Investors and if the Company is then eligible to use such registration); provided that the value of Registrable Securities that the Initiating Investors propose to sell in any such Public Offering must be at least $150,000,000 or such lower amount as agreed by a Requisite Capital IV Majority; provided further that the Qualified Public Offering may not be initiated pursuant to this Section 8.1 except by a Requisite Capital IV Majority. Within ten days of receiving such notice, the Company shall inform the Initiating Investors by written notice whether it desires to include any securities to be sold for its own account in such registration and, if so, the kind and amount thereof. The Company will then use its best efforts to (i) effect the registration under the Securities Act of the Registrable Securities that the Company has been requested to register by such Initiating Investors together with all other Registrable Securities that the Company is requested to register pursuant to Section 8.2 and all securities that the Company desires to sell for its own account, all to the extent required to permit the disposition of the Registrable Securities that the Company has been so requested to register and such securities that the Company desires to sell for its own account, and (ii) if requested by the Initiating Investors, obtain acceleration of the effective date of the registration statement relating to such registration; provided , however , that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 8.1.1:
     (a) during the effectiveness of any Principal Lock-Up Agreement that relates to a registration statement for an underwritten Public Offering of securities of the Company for its own account (other than a Rule 145 Transaction or a registration relating solely to employee benefit plans); or

     (b) if a registration statement requested under this Section 8.1.1 shall have been declared effective within the 180 days preceding such request of the Initiating Investors, unless (i) a Requisite Capital IV Majority otherwise agrees or (ii) the Company included shares for its own account in such prior registration statement and the Initiating Investors in such prior registration were unable to register more than 50% of the Registrable Securities that they requested to register therein.
     8.1.2. Form. Except as otherwise provided above, required by law or requested by the Principal Participating Holders, so long as the Company is eligible and qualified to register Registrable Securities on Form S-3 (or any successor or similar short form registration statement), each registration requested pursuant to Section 8.1.1 shall be effected by the filing of a registration statement on Form S-3 (or any other form that includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted); provided that if any registration requested pursuant to this Section 8.1 is proposed to be effected on Form S-3 (or any successor or similar short-form registration statement) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included pursuant to Form S-3 (or any successor or similar short-form registration statement), then the Company will file a registration statement on Form S-1 or supplement Form S-3 (or any successor or similar short-form registration statement) as reasonably requested by such managing underwriter.
     8.1.3. Payment of Expenses. The Company shall pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 8.1.1, including all reasonable expenses (other than fees and disbursements of counsel that do not constitute Registration Expenses) that any Holder incurs in connection with each registration of Registrable Securities requested pursuant to this Section 8.1.1.
     8.1.4. Additional Procedures. In the case of a registration pursuant to Section 8.1.1, whenever the Principal Participating Holders shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to Qualifying Holders referred to in Section 8.2. In such event, the right of any Holder to have securities owned by such Holder included in such registration pursuant to Section 8.1.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Principal Participating Holders and such Holder). If requested by the Principal Participating Holders, the Company together with the Holders proposing to distribute their securities through the underwriting will enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by the Company and such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Section 8).
     8.1.5. Suspension of Registration. If the filing, initial effectiveness or continued use of a registration statement, including a shelf registration statement pursuant to Rule 415 under the Securities Act, in respect of a registration pursuant to this Section 8.1.1 at any time would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement and (iii) would have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such registration statement; provided , that, unless otherwise agreed in writing by a Requisite Capital IV Majority, the Company shall not be permitted to do so (i) more than two times during any 12 month period, (ii) for a period exceeding 30 days on any one occasion or (iii) for an aggregate period exceeding 60 days in any 12 month period. In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify such Holders of the expiration of any period during which it exercised its rights under this Section 8.1.5. The Company agrees that, in the event it exercises its rights under this Section 8.1.5, it shall, within 30 days following the giving of the notice of suspension, update the suspended registration statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.
     8.2. Piggyback Registration Rights.
     8.2.1. Piggyback Registration.
     (a) General. Each time the Company proposes to register any shares of Common Stock for sale in a Public Offering under the Securities Act on a form that would permit registration of Registrable Securities for sale to the public for its own account and/or for the account of any other Person, in each case whether pursuant to a registration initiated pursuant to Section 8.1 or otherwise, the Company will give notice thereof to each Qualifying Holder. Each Qualifying Holder may, by written response delivered to the Company within 20 days after the date of delivery of such notice, request that all or a specified part of such Qualifying Holder’s Registrable Securities be included in such registration. The Company thereupon will use its best efforts to cause to be included in such registration under the Securities Act all Registrable Securities that the Company has been so requested to register by such Qualifying Holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company and/or the Initiating Investors in such Public Offering) of the Registrable Securities to be so registered; provided that if, at any time after giving written notice of its intention to register any securities (other than in connection with a registration pursuant to Section 8.1), the Company determines for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Qualifying Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith). If such registration involves an underwritten offering, all Qualifying Holders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (with such differences as may be customary or appropriate in combined primary and secondary offerings, but in any event subject to the limitations on liability contained in this Section 8) or, in the case of a registration initiated pursuant to Section 8.1.1, the Principal Participating Holders. No registration of Registrable Securities effected under this Section 8.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 8.1.
     (b) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities, or give notice to Qualifying Holders of the Company’s intention to register a sale of shares of Common Stock, under this Section 8.2 incidental to the registration of any of its securities in connection with:
     (i) any Public Offering relating to employee benefit plans or dividend reinvestment plans;
     (ii) any Public Offering relating to the acquisition or merger after the Closing by the Company or any of its subsidiaries of or with any other businesses except to the extent such Public Offering is for the sale of securities for cash; or
     (iii) the Qualified Public Offering, unless (A) it shall have been initiated as a secondary offering pursuant to Section 8.1.1 or (B) a Requisite Capital IV Majority determines otherwise.
     8.2.2. Payment of Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 8.2.
     8.2.3. Additional Procedures. Holders participating in any Public Offering pursuant to this Section 8.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their

Registrable Securities in such Public Offering, including being parties to the underwriting agreement entered into by the Company and any other selling stockholders in connection therewith and being liable in respect of the representations and warranties and the other agreements (including customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements) for the benefit of the underwriters contained therein; provided , however , that (a) with respect to individual representations, warranties, indemnities and agreements of sellers of Registrable Securities in such Public Offering, the aggregate amount of such liability shall not exceed such Holder’s net proceeds from such offering and (b) to the extent selling stockholders give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such Holder’s pro rata share of any such liability, as determined according to such Holder’s portion of the total number of Registrable Securities included in the offering, and (ii) such Holder’s net proceeds from such offering.
     8.2.4. Registration Statement Form. The Company shall select the registration statement form for any registration pursuant to this Section 8.2 (other than a registration initiated pursuant to Section 8.1); provided that if any registration requested pursuant to this Section 8.2 is proposed to be effected on Form S-3 (or any successor form) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to include in such registration statement information not required to be included pursuant to such form, then the Company will supplement such registration statement as reasonably requested by such managing underwriter.
     8.3. Certain Other Provisions.
     8.3.1. Underwriter’s Cutback. In connection with any registration of shares, the underwriter may determine that marketing factors (including an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 8 and subject to the terms of this Section 8.3.1, the underwriter may limit the number of shares that would otherwise be included in such registration by excluding any or all Registrable Securities from such registration; provided that, if the registration in question involves a registration for sale of securities for the Company’s own account (including a registration initiated pursuant to Section 8.1), then the number of shares that the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 8.3.1. Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant thereto, and the number of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: shares, other than Registrable Securities, requested to be included in such registration shall be excluded unless the Company, with the consent of a Requisite Capital IV Majority, has granted the holders thereof registration rights that are to be treated on an equal basis with Registrable

Securities for the purpose of the exercise of the underwriter cutback (such shares afforded such equal treatment being “ Parity Shares ”); and, if a limitation on the number of shares is still required, the number of Registrable Securities and Parity Shares that may be included in such registration shall be allocated among the holders thereof in proportion, as nearly as practicable, as follows:
     (a) there shall be first allocated to each such holder requesting that its Registrable Securities or Parity Shares be registered in such registration a number of such shares to be included in such registration equal to the lesser of (i) the number of such shares requested to be registered by such holder, and (ii) a number of such shares equal to such holder’s Pro Rata Portion; and
     (b) the balance, if any, of such shares remaining after the allocation pursuant to clause (a) above shall then be allocated to those holders of Registrable Securities or Parity Shares that requested to register a number of such shares in excess of their Pro Rata Portions, which allocation shall be made among such holders in proportion to their respective Pro Rata Portions (it being understood that there shall not be allocated to any such holder more than the number of Registrable Securities or Parity Shares that such holder requested to include in such registration), or in such other manner as is agreed by the holders requesting that their Registrable Securities or Parity Shares be registered in such registration.
For purposes of any underwriter cutback, all Registrable Securities held by any Holder shall also include any Registrable Securities held by the partners, retired partners, shareholders or Affiliates of such Holder, or the estates and family members of any such Holder or such partners and retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Holder or such partners, retired partners, trusts or Affiliates, any Charitable Organization to which any of the foregoing shall have contributed Common Stock in compliance with Section 3 prior to the execution of the underwriting agreement in connection with such underwritten offering, and such Holder and other Persons shall be deemed to be a single selling Holder, and any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Common Stock owned by all entities and individuals deemed to be included in such selling Holder in accordance with this sentence. Upon delivery of a written request that Registrable Securities be included in the underwriting pursuant to Section 8.1.1 or 8.2.1(a), the Holder thereof may not thereafter elect to withdraw therefrom without the written consent of the Principal Participating Holders; provided that if the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to Section 8.1 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Principal Participating Holders, then the Principal Participating Holders shall have the right to notify the Company that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement; provided , further , that if the Company has a class of Common Stock listed on a national securities exchange or national securities association and the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of shares of Common Stock of that class during the 10 trading days preceding the date on which notice of such offering was given pursuant to Section 8.2.1(a), then the Investors and the Executive Stockholders participating in such registration pursuant to Section 8.1 or 8.2 may elect to withdraw from such registration by written notice to the Company.

     8.3.2. Registration Procedures. If, and in each case when, the Company is required to effect a registration of any Registrable Securities as provided in this Section 8, the Company shall promptly:
     (a) prepare and, in any event within 45 days (30 days in the case of a Form S-3 registration) after the end of the period under Section 8.2.1(a) within which a piggyback request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable, and in any event within 90 days of the initial filing;
     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days or, in the case of shelf registration statements, two years (or, in any case, such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold thereunder) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto in accordance with Sections 8.1 or 8.2, the Company will furnish to counsel selected pursuant to Section 8.3.3 copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;
     (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;
     (d) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (e) promptly notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act;
     (g) use its best efforts to (i) list such Registrable Securities on any securities exchange or authorize for quotation on each other market (including, if applicable, the National Association of Securities Dealers, Inc. (the “ NASD ”) Automated Quotation System) on which the Common Stock is then listed or authorized for quotation; and (ii) provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
     (h) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to the provisions of Section 8.4, and take such other actions as the Principal Participating Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;
     (i) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the Principal Participating Holders shall reasonably request;
     (j) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such managing underwriter(s), all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause (j) entering into customary confidentiality agreements in a form reasonably acceptable to the Company);
     (k) notify counsel (selected pursuant to Section 8.3.3 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes, (v) of the issuance by the Commission of a notice of objection to the use of the form on which such registration statement has been filed, and (vi) of the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405 under the Securities Act;
     (l) use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;
     (m) if requested by the managing underwriter or agent or any Holder with Registrable Securities covered by the registration statement, incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;
     (n) cooperate with Holders with Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

     (o) obtain for delivery to Holders with Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;
     (p) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority; and
     (q) use its best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of the Registrable Securities.
     8.3.3. Selection of Underwriters and Counsel. The underwriters and legal counsel to be retained by the Company in connection with any Public Offering requested pursuant to Section 8.1 shall be selected by the Principal Participating Holders and, in any other Public Offering to which Section 8.2 applies, shall be selected by the Board; provided that, in the case of any such other Public Offering, such underwriters and counsel shall be reasonably acceptable to the Principal Participating Holders. In connection with any registration of Registrable Securities pursuant to Section 8.1 or 8.2, the Principal Participating Holders may select one counsel to represent at the Company’s expense all Holders with Registrable Securities covered by such registration; provided , however , that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the Holders other than the Principal Participating Holders shall be entitled to select one additional counsel to represent, at the Company’s expense, all such Holders.
     8.3.4. Shelf Take-Downs. At any time that a shelf registration statement covering Registrable Securities pursuant to this Section 8 is effective in accordance with Rule 415 under the Securities Act, if any Qualifying Holder intends to effect an offering of all or part of its Registrable Securities that are covered by such shelf registration statement (any such offering, a “ Shelf Offering ”), then (i) such Qualifying Holder shall deliver a notice of such intention to the Company (a “ Take-Down Notice ”) stating the number of the Registrable Securities to be included therein, and (ii) the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Qualifying Holders pursuant to this Section 8.3.4). In connection with any Shelf Offering:
     (a) the Qualifying Holder proposing to initiate such Shelf Offering shall also deliver the Take-Down Notice to all other Qualifying Holders with Registrable Securities covered by such shelf registration statement and permit each such other Qualifying Holder to include in the Shelf Offering its Registrable Securities covered by the shelf registration statement if such other Qualifying Holder notifies such initiating Qualifying Holder and the Company within five business days after delivery of the Take-Down Notice to such other Qualifying Holder; and
     (b) in the event that the managing underwriter(s) for such Shelf Offering, if any, determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of Registrable Securities that would otherwise be included in such Shelf Offering, such managing underwriter(s), if any, may limit the number of Registrable Securities that would otherwise be included in such take-down offering in the same manner as is contemplated in Section 8.3.1.
     8.3.5. Company Lock-Up. If any registration pursuant to Section 8.1 of this Agreement is in connection with an underwritten Public Offering, then, except as part of such registration, the Company agrees not to effect any public sale or distribution of any equity securities of the Company, including Common Stock and Convertible Securities, for its own account (in each case, other than as part of such underwritten Public Offering and other than pursuant to a registration on Form S-4 or S-8), within 90 days (or such shorter period as the managing underwriters of such registration may require) after, the effective date of such registration.
     8.3.6. Other Agreements. The Company covenants and agrees that, so long as any Investor holds any Registrable Securities in respect of which any registration rights provided for in Section 8.1 or 8.2 of this Agreement remain in effect, without the prior written approval of a Requisite Capital IV Majority, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (i) rights of registration in the nature or substantially in the nature of those set forth in Section 8.1 or 8.2 of this Agreement that would have priority over or be on parity with the Registrable Securities with respect to the inclusion of such securities in any registration or (ii) any rights of registration in the nature or substantially in the nature of those set forth in Section 8.1 that are exercisable prior to 180 days after the closing of the Qualified Public Offering.
     8.4. Indemnification and Contribution.
     8.4.1. Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 8 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally, to indemnify and hold harmless each Holder, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, advisors, directors, officers, trustees, managers, members and shareholders, and each other Person, if any, who controls any such holder or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Holder and each other Person identified in this sentence as being indemnified and held harmless by the Company and its subsidiaries being referred to herein as a “ Covered Person ”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, “issuer free writing prospectus” as defined in Rule 433 under the Securities Act (“ Issuer FWP ”) or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided , however , that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 8.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any Transfer of securities or any termination of this Agreement.
     8.4.2. Indemnities to the Company. Subject to Section 8.4.4, the Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 8, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from each prospective seller of such securities, severally and not jointly, to indemnify and hold harmless the

Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, Issuer FWP, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities or any termination of this Agreement.
     8.4.3. Contribution. If the indemnification provided for in Section 8.4.1 or 8.4.2 is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 8.4 (an “ Indemnitee ”) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, subject to Section 8.4.4 and in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.4.3 were determined solely by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8.4.4. Limitation on Liability of Holders of Registrable Securities. The liability of any individual Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 8.4 shall not in any event exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.
     8.4.5. Indemnification Procedures. Promptly after receipt by an Indemnitee of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 8.4, such Indemnitee will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided that the failure of the Indemnitee to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8.4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an Indemnitee, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the Indemnitee without the consent of the indemnifying party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, if in such Indemnitee’s reasonable judgment a conflict of interest between such Indemnitee and the indemnifying parties may exist in respect of such action or proceeding or the indemnifying party does not assume the defense of any such action or proceeding within a reasonable time after notice of commencement, the Indemnitee shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than a single legal counsel for all Indemnitees in each jurisdiction who shall be approved by the Principal Participating Holders in the registration in respect of which such indemnification is sought, unless there is a conflict of interest among Indemnitees, in which case the indemnifying party shall be liable for the reasonable expenses of additional counsel. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the Indemnitee, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnitee from all liability in respect of such action or proceeding and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such Indemnitee and does not otherwise adversely affect such Indemnitee, other than as a result of the imposition of financial obligations for which such Indemnitee will be fully indemnified hereunder.
     8.5. Public Dispositions Without Registration. With a view to making available to the Stockholders the benefits of certain rules and regulations of the Commission that, subject to Section 3, may at any time permit the sale of Shares to the public without registration, the Company agrees at all times after the closing of the Qualified Public Offering until the occurrence of a Change of Control:
     (a) to make and keep public information available in the manner and to the extent contemplated by Rule 144;

     (b) to use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act any time when it is subject to such reporting requirements; and
     (c) to furnish to each Stockholder holding at least 1% of the then outstanding shares of Common Stock promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time when it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any such Securities without registration (subject to the terms of any applicable restrictions, limitations or other provisions of Section 3).
9. REMEDIES.
     9.1. Generally. Each party to this Agreement has all remedies available at law, in equity or otherwise against any other party in the event of any breach or violation of this Agreement or any default hereunder by such other party. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies that may be available against the breaching party, each of the parties hereto shall be entitled to specific performance of the obligations of the breaching party and, in addition, to such other equitable remedies against the breaching party (including preliminary or temporary relief) as may be appropriate in the circumstances.
     9.2. Deposit. Without limiting the generality of Section 9.1, if any Stockholder fails to deliver to the purchaser thereof the certificate or certificates evidencing Shares to be Transferred pursuant to Section 4, such purchaser may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of $1,000,000,000 (the “ Escrow Agent ”) and the Company shall cancel on its books the certificate or certificates representing such Shares and thereupon all of such Stockholder’s rights in and to such Shares shall terminate. Thereafter, upon delivery to such purchaser by such Stockholder of the certificate or certificates evidencing such Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any Adverse Claims, and with any transfer tax stamps affixed), such purchaser shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to such purchaser) to such Stockholder.

10. LEGENDS.
     10.1. Restrictive Legend. Each certificate representing Shares shall have the following legend endorsed conspicuously thereupon:
The voting of the shares of stock evidenced by this certificate and the sale, encumbrance or other disposition thereof are subject to the provisions of the Corporation’s Certificate of Incorporation, By-laws and a Stockholders Agreement to which the Corporation and certain of its stockholders are party, a copy of which may be inspected at the principal office of the Corporation or obtained from the Corporation without charge.
     In the event of a Transfer of Shares permitted by this Agreement in which the transferee thereof is not required pursuant to this Agreement to become bound by, or become a party to, this Agreement with respect to such Shares, such transferee will have the right to have the foregoing legend removed at the Company’s expense from any certificates representing such Shares (insofar as such legend references the provisions of this Agreement) by the delivery of substitute certificates to evidence such Shares that do not reference this Agreement.
     10.2. 1933 Act Legends. Each certificate representing Shares shall also have the following legend endorsed conspicuously thereupon:
The securities evidenced by this certificate were issued without registration under the Securities Act of 1933, as amended (the “Act”), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration statement under the Act covering the transfer thereof or an opinion of counsel, satisfactory to CC Media Holdings, Inc. (the “Corporation”), that registration under the Act is not required.
     10.3. Stop Transfer Instruction. The Company will instruct any transfer agent not to register the Transfer of any Shares unless the conditions specified in the foregoing legends and this Agreement are satisfied.
     10.4. Termination of 1933 Act Legend. The requirement imposed by Section 10.2 shall cease and terminate as to any particular Shares (i) when, in the opinion of Ropes & Gray LLP, or other counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act or (ii) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (x) such requirement shall cease and terminate as to any Shares or (y) such Shares shall be transferable under paragraph (k) of Rule 144, then the holder thereof shall be entitled to receive from the Company, as the case may be, without expense, new certificates not bearing the legend set forth in Section 10.2.
     10.5. Book-Entry Shares. The provisions of this Section 10 and the share legends required hereunder shall apply to Shares that are represented by book entry (as opposed to certificates) to the same extent as if such Shares were represented by certificates.

11. AMENDMENT, TERMINATION, ETC.
     11.1. Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any purported oral waiver of any of its terms be effective.
     11.2. Written Modifications. If, at any time when there are Investors party to this Agreement and a Requisite Capital IV Majority believes that doing so is in the interests of the Company and/or the Stockholders from a corporate, financing or business perspective, then this Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, but only by an agreement in writing signed by the Company and a Requisite Capital IV Majority, or, if there are no Sponsor Entities or Sponsor Investment Vehicles remaining as parties to this Agreement, by the Company and Stockholders holding at least a majority of the number of Shares then held by all Stockholders; provided , however , that the consent of Executive Stockholders holding at least a majority in number of the Vested Executive Shares held at the time by all Executive Stockholders shall be required for any amendment, modification, extension, termination or waiver that (a) would delete or in any way modify or otherwise alter the provisions of Section 4.1 or this Section 11.2, or would otherwise in any way modify or otherwise alter the rights of the Executive Stockholders embodied in Sections 4.1 or 11.2, (b) would by its terms adversely affect the Executive Stockholders to any greater extent than such amendment, modification, extension, termination or waiver would affect the Investors or (c) would otherwise adversely affect in any material respect the rights or obligations of the Executive Stockholders under this Agreement.
     11.3. Withdrawal from Agreement. On and after the first date on which the Investors and the Executive Stockholders hold Shares that in the aggregate represent less than 33% or such greater percentage as a Requisite Capital IV Majority agrees in writing (the “ Withdrawal Threshold ”) of the Shares held, in the aggregate, by Capital IV, Capital V and the Executive Stockholders immediately after the Closing (treating as Shares held immediately after the Closing all shares of Common Stock (and all Equivalent Shares underlying Convertible Securities) issued with respect to the Shares actually held as of such time pursuant to any subsequent stock split, stock dividend, combination, recapitalization or the like affecting any of such Shares), any Stockholder that, together with its Affiliates, holds less than 1% of the then outstanding shares of Common Stock may elect (on behalf of itself and all of its Affiliates that hold Shares), by written notice to the Company and the Sponsor Groups, to (a) withdraw all Shares held by such Stockholder and its Affiliates from this Agreement (Shares withdrawn pursuant to this clause (a), the “ Withdrawn Shares ”) and (b) terminate this Agreement with respect to such Stockholder and its Affiliates (Stockholders and their Affiliates withdrawing pursuant to this clause (b), the “ Withdrawing Holders ”). From the date of delivery of such notice, the Withdrawn Shares shall cease to be Shares subject to this Agreement, and the Withdrawing Holders shall cease to be parties to this Agreement and shall no longer be subject to the obligations of this Agreement or have rights under this Agreement; provided that a Withdrawing Holder will continue to be obligated with respect to any Transfer or other transaction, whether or not such Withdrawing Holder is a party thereto, with respect to which such Withdrawing Holder has obligations under this Agreement as of such date of delivery to the same extent such Withdrawing Holder would have been obligated with respect thereto if such Withdrawing Holder had not withdrawn from this Agreement. The Company shall use its best efforts to provide all Stockholders with a written notice promptly following the first date on which the Withdrawal Threshold has been reached.

     11.4. Effect of Termination. No termination (in whole or in part) of, or withdrawal from, this Agreement shall relieve any Person of liability for any breach by it prior to such termination or withdrawal.
12. DEFINITIONS, ETC.
     12.1. Certain Matters of Construction. In this Agreement, unless specified otherwise:
     (a) references to Sections, Exhibits or Schedules are to Sections of, or Exhibits or Schedules to, this Agreement;
     (b) all Exhibits and Schedules to this Agreement are hereby incorporated in and made a part of this Agreement as if set forth in full herein, and any capitalized terms used but not otherwise defined in any such Exhibit or Schedule shall have the meanings given to those terms in this Agreement;
     (c) the captions and headings in this Agreement are provided for convenience and do not affect its meaning;
     (d) the words “hereof”, “herein”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement will be deemed to include all subsections thereof;
     (e) the word “including” means “including, without limitation”;
     (f) definitions are equally applicable to both nouns and verbs and the singular and plural forms of the terms defined;
     (g) the masculine, feminine and neuter genders each include the others;
     (h) any reference to an agreement or organizational document, such as a certificate of incorporation, means that agreement or organizational document as amended or supplemented from time to time, subject to any restrictions on amendment contained in such agreement or organizational document, and any reference to a statute, rule or regulation means that statute, rule or regulation as amended or supplemented from time to time and any corresponding provisions of any successor statute, rule or regulation;
     (i) if any date specified in this Agreement as a date for taking action falls on a day that is not a business day, then that action may be taken on the next business day; and
     (j) the word “party” refers only to a party to this Agreement.
     12.2. Definitions. The following terms have the following meanings:
     “ Adverse Claim ” has the meaning set forth in Section 8-102 of the applicable Uniform Commercial Code.

     “ Affiliate ” means, with respect to any specified Person, (a) any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, or (b) if such specified Person is a natural person, any Member of the Immediate Family of such specified Person. For the purposes of this Agreement, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this Agreement, none of the Company or any of its subsidiaries will be considered an Affiliate of any Sponsor Entity or any of their respective Affiliates or Affiliated Funds.
     “ Affiliated Fund ” means, with respect to any specified Person, an investment fund that is an Affiliate of such Person or that is advised by the same investment adviser as such Person or by an Affiliate of such investment adviser or such Person.
     “ Agreement ” has the meaning set forth in the Preamble.
     “ Bain Entities ” means Bain Capital (CC) IX, L.P., Bain Capital (CC) IX Offshore, L.P., Bain Capital (CC) IX Coinvestment, L.P., Bain Capital (CC) IX Coinvestment Offshore, L.P., Bain Capital CC Investors, L.P., Bain Capital (CC) X, L.P., Bain Capital (CC) X Offshore, L.P., together with any of their respective Affiliates or Affiliated Funds that, as of any relevant time, is (a) a Stockholder or (b) an Equity Holder of a Sponsor Investment Vehicle.
     “ Board ” has the meaning set forth in Section 2.1.1.
     “ business day ” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.
     “ Capital I ” means Clear Channel Capital I, LLC, a Delaware limited liability company and the sole stockholder of Clear Channel immediately after the Closing.
     “ Capital II ” means Clear Channel Capital II, a Delaware limited liability company and, immediately after the Closing, (a) the sole member of Capital I and (b) a wholly-owned subsidiary of the Company.
     “ Capital IV ” has the meaning set forth in the Preamble.
     “ Capital IV Investors ” has the meaning set forth in the Preamble.
     “ Capital V ” has the meaning set forth in the Preamble.
     “ Capital V Investors ” has the meaning set forth in the Preamble.
     “ Change of Control ” means (a) any consolidation or merger of the Company with or into any other corporation or other Person, or any other corporate reorganization or transaction (including the acquisition of capital stock of the Company), whether or not the Company is a party thereto, after which the Sponsor Investment Vehicles and the Sponsor Entities and their respective Affiliated Funds and Affiliates do not directly or indirectly control capital stock representing more than 25% of the economic interests in and 25% of the voting power of the Company or other surviving entity immediately after such consolidation, merger, reorganization or transaction; (b) any stock sale or other transaction or series of related transactions, whether or not the Company is a party thereto, after which in excess of 50% of the Company’s voting power is owned directly or indirectly by any Person and its “affiliates” or “associates” (as such terms are defined in the rules adopted by the Commission under the Exchange Act), other than the Sponsor Investment Vehicles and the Sponsor Entities and their respective Affiliated Funds and Affiliates (or a group of Persons that includes such Persons); or (c) a sale of all or substantially all of the assets of the Company to any Person and the “affiliates” or “associates” of such Person (or a group of Persons acting in concert), other than the Sponsor Investment Vehicles and the Sponsor Entities and their respective Affiliated Funds and Affiliates (or a group of Persons that includes such Persons).
     “ Charitable Organization ” means a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986.
     “ Class A Stock ” means the Company’s Class A Common Stock, par value $0.001 per share.
     “ Class B Stock ” means the Company’s Class B Common Stock, par value $0.001 per share.
     “ Class C Stock ” means the Company’s Class C Common Stock, par value $0.001 per share.
     “ Clear Channel ” has the meaning set forth in the Recitals.
     “ Clear Channel Entities ” means the Company, Capital I, Capital II and Opco.
     “ Closing ” has the meaning set forth in Section 1.1.
     “ Closing Date ” means the date on which the Closing occurs.
     “ Code ” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.
     “ Commission ” means the U.S. Securities and Exchange Commission or any successor entity.
     “ Common Stock ” means the common stock of the Company, including the Class A Stock, the Class B Stock and the Class C Stock.
     “ Company ” has the meaning set forth in the Preamble.
     “ Convertible Securities ” means any evidence of indebtedness, shares of stock (other than Common Stock), options, warrants or other securities, including Options and Warrants, that are directly or indirectly convertible into, or exchangeable or exercisable for, shares of Common Stock.

     “ Covered Person ” has the meaning set forth in Section 8.4.1.
     “ DGCL ” means the Delaware General Corporation Law, as amended.
     “ Disability ” (a) when used in relation to L. Lowry Mays, Mark P. Mays or Randall T. Mays, has the meaning given to such term in the respective Employment Agreement to which such Executive is a party, or (b) when used in relation to any other Executive, (i) has the meaning, if any, given to such term in the employment agreement then in effect, if any, between such Executive and the Company or any of its subsidiaries, or (ii) if there is no such term in such employment agreement or there is no such employment agreement then in effect, means the disability of an Executive during his or her employment with the Company or any of its subsidiaries through any illness, injury, accident or condition of either a physical or psychological nature as a result of which, in the judgment of the Board, he or she is unable to perform substantially all of his or her duties and responsibilities, notwithstanding the provision of any reasonable accommodation, for 6 consecutive months during any period of 12 consecutive months.
     “ DOJ ” means the U.S. Department of Justice or any successor entity.
     “ Donating Stockholder ” has the meaning set forth in Section 3.1.3.
     “ Drag Along Recapitalization Notice ” has the meaning set forth in Section 4.4.1.
     “ Drag Along Recapitalization Percentage ” has the meaning set forth in Section 4.4.
     “ Drag Along Sale Notice ” has the meaning set forth in Section 4.2.1.
     “ Drag Along Sale Percentage ” has the meaning set forth in Section 4.2.
     “ Drag Along Sellers ” has the meaning set forth in Section 4.2.1.
     “ Employment Agreements ” means, collectively, the respective Amended and Restated Employment Agreements to be entered into prior to the Closing Date by Opco, the Company and each of L. Lowry Mays, Mark P. Mays or Randall T. Mays.
     “ Equity Holder ” means, with respect to any specified Person, any other Person that owns of record shares of capital stock or partnership, limited liability company or other equity interests in such specified Person or owns of record trust or other similar beneficial interests in such specified Person.
     “ Equivalent Shares ” means, at any given time, (a) as to any number of outstanding shares of Common Stock that constitute Shares, such number of shares of Common Stock and (b) as to any outstanding Convertible Securities that constitute Shares, the maximum number of shares of Common Stock for which or into which such Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

     “Escrow Agent” has the meaning set forth in Section 9.2.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
     “Executive Designees” has the meaning set forth in the Preamble.
     “Executive Shares” means Shares of any type held by an Executive Stockholder.
     “Executive Stockholders” has the meaning set forth in the Preamble.
     “FCC” means the Federal Communications Commission or any successor entity.
     “FTC” means the Federal Trade Commission or any successor entity.
     “Highfields Voting Agreement” has the meaning set forth in 2.1.2.
     “Holder” means, as of any given time, any Investor or Executive Stockholder holding Registrable Securities.
     “Indemnitee” has the meaning set forth in Section 8.4.3.
     “Indirect Transfer” has the meaning set forth in Section 4.1.5.
     “Initial Executive Designee” means (a) when used in relation to L. Lowry Mays, LLM Partners, Ltd., a Texas limited partnership, (b) when used in relation to Mark P. Mays, MPM Partners, Ltd., a Texas limited partnership, or (c) when used in relation to Randall T. Mays, RTM Partners, Ltd., a Texas limited partnership.
     “Initiating Investors” has the meaning set forth in Section 8.1.1.
     “Investor Directors” has the meaning set forth in Section 2.1.
     “Investors” means the Capital IV Investors and the Capital V Investors.
     “Investor Shares” means Shares of any type held by an Investor.
     “Issuance” has the meaning set forth in Section 5.
     “Issuer” has the meaning set forth in Section 5.
     “Issuer FWP” has the meaning set forth in Section 8.4.1.
     “Members of the Immediate Family” means, with respect to any individual, each spouse or child or other descendant of such individual, each trust created solely for the benefit of one or more of the aforementioned persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned persons in his or her capacity as such custodian or guardian.

     “Merger” has the meaning set forth in the Recitals.
     “Merger Agreement” has the meaning set forth in the Recitals.
     “Mergerco” has the meaning set forth in the Preamble.
     “Minimum Executive Holding Period” means, with respect to any Executive Stockholder, the period commencing on the Closing Date and ending on the third anniversary of the closing of the Qualified Public Offering or such other period as may be agreed to in writing by such Executive Stockholder, the Company and a Requisite Capital IV Majority.
     “NASD” has the meaning set forth in Section 8.3.2.
     “Offered Shares” has the meaning set forth in Section 4.1.
     “Opco” has the meaning contemplated in the Recitals.
     “Options” means any options to subscribe for, purchase or otherwise directly acquire shares of Common Stock from the Company, other than any right to purchase shares pursuant to this Agreement.
     “Other Class B Securities” is defined below in this Section 12.2 in the definition of Requisite Capital IV Majority.
     “Other Securities” has the meaning set forth in Section 5.1.3.
     “Parity Shares” has the meaning set forth in 8.3.1.
     “Participating Buyer” has the meaning set forth in Section 5.1.2.
     “Participating Seller” (a) in relation to a Transfer subject to Section 4.1, has the meaning set forth in Section 4.1.2, and (b) in relation to a Transfer subject to Section 4.2, has the meaning set forth in Section 4.2.1.
     “Participation Notice” has the meaning set forth in Section 5.1.1.
     “Participation Offerees” has the meaning set forth in Section 5.1.1.
     “Participation Percentage” means, as to any Participation Offeree with respect to a given Issuance, a fraction, expressed as a percentage, the numerator of which is the number of Shares (other than Options) held by such Participation Offeree immediately prior to such Issuance and the denominator of which is the sum of (a) the aggregate number of Shares (other than Options) then held by all Participation Offerees plus (b) in the case of a proposed Issuance with respect to which the Company has granted participation rights to any other Person or Persons in addition to the Participation Offerees, the aggregate number of shares of Common Stock then held by such other Person or Persons.

     “Permitted Public Transfer” has the meaning set forth in Section 7.
     “Permitted Sale Period” has the meaning set forth in Section 7.
     “Permitted Transferee” means (a) with respect to any Investor, any Affiliate or Affiliated Fund of such Investor, (b) with respect to any Sponsor Investment Vehicle, any Sponsor Entity that is an Equity Holder of such Sponsor Investment Vehicle receiving Shares in connection with an in-kind distribution by such Sponsor Investment Vehicle, (c) with respect to any Stockholder who is a natural person, upon the death of such Stockholder, such Stockholder’s estate, executors, administrators, personal representatives, heirs, legatees or distributees in each case acquiring the Shares in question pursuant to the will or other instrument taking effect at death of such Stockholder or by applicable laws of descent and distribution, or (d) with respect to any Executive, a trust, private foundation or entity formed for estate planning purposes for the benefit of such Stockholder and/or any of the Members of the Immediate Family of such Stockholder, including, in the case of L. Lowry Mays, Mark P. Mays or Randall T. Mays, the Initial Executive Designee associated with such Executive. In addition, any Stockholder shall be a Permitted Transferee of such Stockholder’s Permitted Transferees and any member of a Sponsor Group shall be a Permitted Transferee of any other member of such Sponsor Group.
     “Person” means any natural person or individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
     “Price Per Equivalent Share” means the Board’s good faith determination of the price per Equivalent Share of any Convertible Securities that are the subject of an Issuance pursuant to Section 5 hereof.
     “Principal Lock-Up Agreement” has the meaning set forth in Section 6.
     “Principal Participating Holders” means (a) in relation to any registered Public Offering pursuant to Section 8.1 or 8.2 in which one or more Investors is including Registrable Securities, the Investor or Investors including Registrable Securities in such registered Public Offering that constitute at least a majority in number of the Registrable Securities included by all Investors in such registered Public Offering, and (b) in relation to any other such registered Public Offering, the Stockholder or Stockholders including Registrable Securities in such registered Public Offering that constitute at least a majority in number of the Registrable Securities included by all Stockholders in such registered Public Offering.
     “Pro Rata Portion” means:
     (a) as to a specified Tag Along Holder, with respect to Offered Shares that are subject to a proposed Transfer under Section 4.1, a number of Tag Eligible Shares equal to the product of (i) the number of Offered Shares multiplied by (ii) a fraction, the numerator of which is the number of Tag Eligible Shares held by such Tag Along Holder as of the date of the Tag Along Notice, and the denominator of which is the sum of (A) the aggregate number of Tag Eligible Shares held by the Prospective Selling Investor and all Tag Along Holders as of the date of the Tag Along Notice plus (B) in the case of a proposed Transfer with respect to which a Requisite Capital IV Majority has granted tag-along rights to any other Person or Persons in addition to the Tag Along Holders, the aggregate number of shares of Common Stock and other equity securities of the Company that are eligible for inclusion in such proposed Transfer according to the terms of such grant and that are held by such other Person or Persons as of the date of the Tag Along Notice; or
     (b) as to any Holder or holder of Parity Shares requesting that Registrable Securities or Parity Shares, as the case may be, be included in an underwritten Public Offering pursuant to Section 8.1 or 8.2, a number of Registrable Securities or Parity Shares, as the case may be, equal to the product of (i) the aggregate number of shares of Common Stock to be registered in such registration (excluding any shares to be registered for the account of the Company) multiplied by (ii) a fraction, the numerator of which (A) as to any Holder, is the aggregate number of Registrable Securities held by such Holder, and (B) as to any holder of Parity Shares, is the aggregate number of Parity Shares held by such holder, and the denominator of which, as to any Holder or holder of Parity Shares is the aggregate number of Registrable Securities and Parity Shares held by all Holders and holders of Parity Shares requesting that their Registrable Securities or Parity Shares, as the case may be, be registered in such registration.
     “Prospective Buyer” means any Person or Persons, including the Company or any of its subsidiaries or any Stockholder, proposing to purchase or otherwise acquire Shares from a Prospective Selling Investor.
     “Prospective Selling Investor” (a) in relation to a Transfer under Section 4.1, has the meaning set forth therein, and (b) in relation to a Transfer under Section 4.2, has the meaning set forth therein.
     “Prospective Subscriber” has the meaning set forth in Section 5.1.1.
     “Public Offering” means a public offering and sale of shares of Common Stock for cash pursuant to an effective registration statement under the Securities Act.
     “Qualified Public Offering” means the first underwritten Public Offering after the Closing Date (other than on Form S-4, S-8 or a comparable form) in connection with which the Company or any Initiating Investor receives sale proceeds therefrom.
     “Qualifying Holder” means, as of any given time, any Holder whose Shares represent at least 1% of the then outstanding shares of Common Stock or any other Holder whom the Company and a Requisite Capital IV Majority have agreed in writing is to be treated as a “Qualifying Holder”as of such time.
     “Recapitalization Transaction” means a transaction: (a) in which one or more classes of securities issued by the Company or any of its direct or indirect subsidiaries are, in whole or in part on a pro rata basis among all holders of such securities, converted into, or exchanged for, securities of another form issued by the Company, any of its direct or indirect subsidiaries, a newly formed parent of the Company or any of their respective Affiliates; (b) in which the terms of the respective form or forms of securities, if any, received by the holders of Class A Stock, Class B Stock and Class C Stock may preserve or change differences in the conversion rights and/or voting rights to which the holders of one class of Common Stock were entitled prior to such transaction in respect of their shares of such class relative to the conversion rights or voting rights, as the case may be, to which the holders of any other class of Common Stock were entitled in respect of such other class, but shall be pari passu with respect to dividend, liquidation and other economic rights; and (c) that, if carried out by means of a Share Distribution (as defined in the Company’s certificate of incorporation) complies with the provisions of the Company’s certificate of incorporation, if any, that are then applicable to Share Distributions.
     “Registrable Securities” means, at any given time, all Shares that are (a) outstanding shares of Common Stock (other than any such shares that are Unvested Executive Shares), (b) shares of Common Stock issuable upon exercise, conversion or exchange of any outstanding Convertible Security (other than any such Convertible Security that is an Unvested Executive Share) or (c) shares of Common Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (a) or (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (other than any such shares that are, or upon issuance will be, Unvested Executive Shares). As to any particular Registrable Securities, such Shares shall cease to be Registrable Securities when (i) except as otherwise contemplated in Section 8.3.1, such Shares shall have ceased to be Shares hereunder, (ii) a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement, (iii) such Shares shall have been Transferred pursuant to Rule 144 or Rule 145, (iv) the disposition of such Shares may be made by the holder thereof under Rule 144 or 145 and such holder holds no more than 1% of the shares of the applicable class outstanding as shown by the most recent report or statement published by the Company, or (v) such Shares shall have been otherwise transferred to a Person that is not an Affiliate of the transferor, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company as part of such transfer and subsequent disposition of them shall not require registration under the Securities Act and such Shares may be distributed without volume limitation or other restrictions on transfer under Rule 144 or Rule 145 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144).
     “Registration Expenses” means any and all expenses incident to performance of or compliance with Section 8 of this Agreement (other than underwriting discounts and commissions paid to underwriters and transfer taxes, if any), including (a) all Commission and securities exchange or NASD registration and filing fees, (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the NASD pursuant to Section 8.3.2(g) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of one counsel for the Holders selected pursuant to the terms of Section 8.3.3 and one counsel for certain Holders selected pursuant to the second proviso of Section 8.3.3, if applicable, (g) any fees and disbursements customarily paid by the issuers of securities, and (h) expenses incurred in connection with any road show (including the reasonable out-of-pocket expenses of the Holders).

     “Requisite Capital IV Majority” means (a) at any time when any Capital IV Investor holds shares of Class B Stock and/or Shares that were issued upon the conversion of, in exchange for, or otherwise with respect to, shares of Class B Stock (any such Shares, “Other Class B Securities”), one or more Capital IV Investors that hold at least a majority in number of the total number of Equivalent Shares represented by the total number of shares of Class B Stock and Other Class B Securities, if any, that are then held by all Capital IV Investors, which majority must include, unless otherwise agreed by the Bain Entities and the THL Entities, (i) a Bain Entity at any time when the Capital IV Investors include a Bain Entity and (ii) a THL Entity at any time when the Capital IV Investors include a THL Entity, or (b) at any time when no Capital IV Investor holds any shares of Class B Stock or any Other Class B Securities, one or more Investors that are Sponsor Entities that hold at least a majority in number of the Shares then held by all Investors that are Sponsor Entities, which majority must include, unless otherwise agreed by the Bain Entities and the THL Entities, (i) a Bain Entity at any time when the Investors include a Bain Entity and (ii) a THL Entity at any time when the Investors include a THL Entity.
     “Rule 144” means Rule 144 under the Securities Act.
     “Rule 145” means Rule 145 under the Securities Act.
     “Rule 145 Transaction” means a registration on Form S-4 (or any successor form) pursuant to Rule 145.
     “Sale Group” has the meaning set forth in Section 7.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
     “Shares” means (a) all shares of Common Stock held by a Stockholder (other than, in the case of an Executive Stockholder, Stock Merger Consideration Shares issued by the Company to such Executive Stockholder pursuant to the Merger Agreement), whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any Convertible Securities, and (b) all Convertible Securities held by a Stockholder (treating such Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).
     “Shelf Offering” has the meaning set forth in Section 8.3.4.
     “Sponsor Entities” means the Bain Entities and the THL Entities.
     “Sponsor Group” means each of (a) the Bain Entities, collectively, and (b) the THL Entities, collectively.
     “Sponsor Investment Vehicle” means each of Capital IV, Capital V, Bain Capital CC Investors, L.P., THL Equity Fund VI Investors (Clear Channel), L.P. and any other partnership, limited liability company or other legal entity controlled (a) jointly by the two Sponsor Groups and/or their respective Affiliates or (b) individually by a single Sponsor Group and/or its Affiliates, in each case (a) and (b) that is formed to invest directly or indirectly in the Company and its subsidiaries and that is designated as a Sponsor Investment Vehicle in a written notice to the Company by the Sponsor Group or Sponsor Groups that control, or whose Affiliates control, such entity.
     “Stock Merger Consideration Shares” means shares of Class A Stock issued by the Company to a pre-Closing shareholder of Clear Channel pursuant to a Stock Election (as defined in the Merger Agreement) made by such pre-Closing shareholder, or pursuant to the provisions of the Merger Agreement that provide for issuance of Additional Equity Consideration (as defined in the Merger Agreement).
     “Stockholders” has the meaning set forth in the Preamble.
     “Strategic Investor” means, with respect to any proposed Transfer, any (a) Person that is determined in good faith by a Requisite Capital IV Majority (i) to be an owner of an attributable interest (as such term is used in applicable U.S. federal communication laws, rules and regulations) or an operator of radio or television broadcast operations or a business involving newspaper publishing or outdoor advertising or (ii) to otherwise be a competitor of the Company or any of its subsidiaries, or (b) any Affiliate of any Person described by clause (a).
     “Subject Securities” has the meaning set forth in Section 5.
     “Subscription Agreement” means, in relation to any Stockholder, the subscription, rollover or similar agreement pursuant to which such Stockholder was issued shares of Common Stock by the Company in connection with the Closing.
     “Tag Along Holder” has the meaning set forth in Section 4.1.1.
     “Tag Along Notice” has the meaning set forth in Section 4.1.1.
     “Tag Along Offer” has the meaning set forth in Section 4.1.2.
     “Tag Along Sellers” has the meaning set forth in Section 4.1.2.
     “Tag Eligible Shares” means, with respect to any given proposed Transfer under Section 4.1, all Shares other than Executive Shares that will not be Vested Executive Shares as of the proposed closing date of such Transfer specified in the Tag Along Notice related thereto.
     “Take-Down Notice” has the meaning set forth in Section 8.3.4.
     “THL Entities” means Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. and THL Equity Fund VI Investors (Clear Channel), L.P., together with any of their respective Affiliates or Affiliated Funds that, as of any relevant time, is (a) a Stockholder or (b) an Equity Holder of a Sponsor Investment Vehicle.
     “Transfer” means any sale, pledge, assignment, encumbrance, distribution or other transfer or disposition of Shares or other property to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

     “Transfer Notice” has the meaning set forth in Section 3.3.
     “Ultimate Transferee” has the meaning set forth in Section 3.1.3.
     “Unvested Executive Shares” means, as of any given time, Executive Shares that are not then Vested Executive Shares.
     “Vested Executive Shares” means, as of any given time, Executive Shares granted or issued under any restricted stock award, stock option award or similar agreement or plan with respect to which all applicable vesting conditions have then been satisfied.
     “Warrants” means any warrants to subscribe for, purchase or otherwise directly acquire shares of Common Stock.
     “Withdrawing Holders” has the meaning set forth in Section 11.3.
     “Withdrawn Shares” has the meaning set forth in Section 11.3.
     “Withdrawal Threshold” has the meaning set forth in Section 11.3.
13. MISCELLANEOUS.
     13.1. Authority; Effect. Each party hereto represents and warrants to each other party that this Agreement is a valid and binding obligation of such party, enforceable against it in accordance with its terms, and that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties as members of a joint venture or other association.
     13.2. Notices. All notices, requests, demands, claims and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile, or (c) sent by overnight courier, in each case, addressed as follows:
     If to the Company, to it:
c/o Clear Channel Communications, Inc.
200 East Basse
San Antonio, Texas 78209
Phone:            (210) 822-2828
Facsimile:       (210) 832-3433
Attention:      Andy Levin, Executive Vice President
                      and Chief Legal Officer

     with copies (which shall not constitute notice) to:
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110
Phone:            (617) 951-7000
Facsimile:       (617) 951-7050
Attention:      David C. Chapin
                      Patrick Diaz
                      Alfred O. Rose
     If to Capital IV, Capital V or a Requisite Capital IV Majority, to it:
c/o Bain Capital Partners, LLC
111 Huntington Avenue
Boston, Massachusetts 02199
Phone:            (617) 516-2000
Facsimile:       (617) 516-2010
Attention:      John Connaughton
                      Ian K. Loring
     and
c/o Thomas H. Lee Partners, L.P.
100 Federal Street
Boston, Massachusetts 02110
Phone:            (617) 227-1050
Facsimile:       (617) 227-3514
Attention:      Scott M. Sperling
                      Joshua M. Nelson
     with copies (which shall not constitute notice) to:
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110
Phone:            (617) 951-7000
Facsimile:       (617) 951-7050
Attention:      David C. Chapin
                      Patrick Diaz
                      Alfred O. Rose
     If to L. Lowry Mays, to him:
c/o Clear Channel Communications, Inc.
200 East Basse
San Antonio, Texas 78209
Phone:
Facsimile:

     If to Mark P. Mays, to him:
c/o Clear Channel Communications, Inc.
200 East Basse
San Antonio, Texas 78209
Phone:
Facsimile:
     If to Randall T. Mays, to him:
c/o Clear Channel Communications, Inc.
200 East Basse
San Antonio, Texas 78209
Phone:
Facsimile:
     with a copy of any notice to any of the foregoing three Executives (which shall not constitute notice) to:
Simpson, Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Phone:            (212) 455-2000
Facsimile:       (212) 455-2502
Attention:      Eric Swedenburg
                      Andrea K. Wahlquist
     If to any other Stockholder, to such Stockholder at the address set forth in the records of the Company.
     Notice to the holder of record of any Shares shall be deemed to be notice to the holder of such Shares for all purposes hereof.
     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) on the date received if delivered by facsimile on a business day, or if not delivered on a business day, on the first business day thereafter and (c) two business days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.
     13.3. Merger; Binding Effect, Etc. This Agreement and the other agreements referred to herein constitute the entire agreement of the parties with respect to the subject matter hereof, supersede all prior or contemporaneous oral or written agreements or discussions among the parties and their respective Affiliates with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assigns. Except as otherwise expressly provided herein, no Stockholder may assign any of his, her or its respective rights or delegate any of his, her or its respective obligations under this Agreement without the prior written consent of the Company and a Requisite Capital IV Majority, and any attempted assignment or delegation in violation of the foregoing shall be null and void. No provision in this Agreement will give, or be construed to give, any legal or equitable rights hereunder to any Person other than the parties hereto, the Sponsor Entities and their respective heirs, representatives, successors and permitted assigns.
     13.4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.
     13.5. Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.
     13.6. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Stockholder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Stockholder or of any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Stockholder or any current or future member of any Stockholder or any current or future director, officer, employee, partner or member of any Stockholder or of any Affiliate or assignee thereof, as such, for any obligation of any Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
     13.7. Aggregation of Shares for Certain Rights.
     13.7.1. Investor Shares. All Shares held by Capital IV, Capital V or any other Sponsor Investment Vehicle controlled jointly by the two Sponsor Groups and/or their respective Affiliates may be aggregated together for purposes of determining the availability of any rights under this Agreement that are based on the number of Shares held by a Stockholder in such manner as is specified by written notice to the Company by a Requisite Capital IV Majority; provided that, in the absence of such notice, the ability to exercise such rights shall be presumed to be held by Capital IV, Capital V or any such other Sponsor Investment Vehicle in proportion to the respective numbers of Shares it holds. All Shares at any time held by any Sponsor Entity and its Affiliates and Affiliated Funds may be aggregated together for purposes of determining the availability of any rights under this Agreement that are based on the number of Shares held by a Stockholder in such manner as is specified by written notice to the Company by such Sponsor Entity; provided that, in the absence of such notice, the ability to exercise such rights shall be presumed to be held by such Sponsor Entity and its Affiliates and Affiliated Funds in proportion to the respective numbers of Shares they hold; and provided further that within any Sponsor Group, the ability to exercise any rights under this Agreement of the members of such Sponsor Group that at any time hold Shares may be allocated among such members in such manner as is determined by the members of such Sponsor Group that then hold at least a majority of the total number of Shares then held by such Sponsor Group, as set forth in a written notice to the Company.
     13.7.2. Executive Shares. All Shares held by L. Lowry Mays, Mark P. Mays, Randall T. Mays and their respective Permitted Transferees may be aggregated together for purposes of determining the availability of any rights under this Agreement that are based on the number of Shares held by a Stockholder in such allocation as such Executives specify by written notice to the Company; provided that, in the absence of such notice, the ability to exercise such rights shall be presumed to be held by such Executive Stockholders and their respective Permitted Transferees in proportion to the respective numbers of Shares they hold. Subject to the foregoing sentence, all Shares held by any Executive Stockholder and its Permitted Transferees shall be aggregated together for purposes of determining the availability of any rights under this Agreement that are based on the number of Shares held by a Stockholder and such Executive Stockholder will have right to allocate the ability to exercise any such rights in any manner that such Executive Stockholder sees fit, as set forth in a written notice to the Company.
     13.8. Company Obligations. Opco agrees to be jointly and severally liable with the Company for the obligations of the Company under this Agreement to indemnify any Stockholders or reimburse any Stockholders for certain expenses they incur in connection with transactions contemplated by this Agreement.
14. GOVERNING LAW.
     14.1. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction.
     14.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 14.2 is reasonably calculated to give actual notice.
     14.3. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 14.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
     14.4. Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.
[Signature pages follow]

     IN WITNESS WHEREOF , each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by a duly authorized officer or representative) as of the date first above written.

COMPANY	CC MEDIA HOLDINGS, INC.
	By:	/s/ Scott M. Sperling
		Name:	Scott M. Sperling
		Title:	President

OPCO	BT TRIPLE CROWN MERGER CO., INC.
	By:	/s/ Scott M. Sperling
		Name:	Scott M. Sperling
		Title:	President
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

INVESTORS	CLEAR CHANNEL CAPITAL IV, LLC
	By:	/s/ Edward J. Han
		Name:	Edward J. Han
		Title:	Vice President

CLEAR CHANNEL CAPITAL V, L.P.
	By:	CC Capital V Manager, LLC, its general partner

	By:	/s/ Edward J. Han
		Name:	Edward J. Han
		Title:	Authorized Person
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

MAYS EXECUTIVES	L. LOWRY MAYS
/s/ L. Lowry Mays

MARK P. MAYS
/s/ Mark P. Mays

RANDALL T. MAYS
/s/ Randall T. Mays

[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

LLM PARTNERS, LTD.
By:	LL MAYS MANAGEMENT, LLC

By:	/s/ L. Lowry Mays
	Name:	L. Lowry Mays
	Title:	Authorized Person

MPM PARTNERS, LTD.
By:	MP MAYS MANAGEMENT, LLC

By:	/s/ Mark P. Mays
	Name:	Mark P. Mays
	Title:	Authorized Person

RTM PARTNERS, LTD.
By:	RT MAYS MANAGEMENT, LLC

By:	/s/ Randall T. Mays
	Name:	Randall T. Mays
	Title:	Authorized Person

The undersigned Sponsor Entities join in this Agreement with respect to Section 4.1.5:

BAIN CAPITAL (CC) IX, L.P.
By:	Bain Capital Partners (CC) IX, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ John Connaughton
	Name:	John Connaughton
	Title:	Authorized Person

BAIN CAPITAL (CC) IX OFFSHORE, L.P.
By:	Bain Capital Partners (CC) IX, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ John Connaughton
	Name:	John Connaughton
	Title:	Authorized Person

BAIN CAPITAL (CC) IX COINVESTMENT, L.P.
By:	Bain Capital Partners (CC) IX, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ John Connaughton
	Name:	John Connaughton
	Title:	Authorized Person
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

BAIN CAPITAL (CC) IX COINVESTMENT OFFSHORE, L.P.
By:	Bain Capital Partners (CC) IX, L.P., its general partner

By:	Bain Capital Investors, LLC, its general partner

By:	/s/ John Connaughton
	Name:	John Connaughton
	Title:	Authorized Person

BAIN CAPITAL CC INVESTORS, L.P.
By:	Bain Capital CC Partners, LLC, its general partner

By:	Bain Capital Investors, LLC, its sole member

By:	/s/ John Connaughton
	Name:	John Connaughton
	Title:	Authorized Person
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

THOMAS H. LEE EQUITY FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Scott M. Sperling
	Name:	Scott M. Sperling
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Scott M. Sperling
	Name:	Scott M. Sperling
	Title:	Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Scott M. Sperling
	Name:	Scott M. Sperling
	Title:	Managing Director
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

THL EQUITY FUND VI INVESTORS (CLEAR CHANNEL), L.P.
By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner

By:	/s/ Scott M. Sperling
	Name:	Scott M. Sperling
	Title:	Managing Director
[SIGNATURE PAGE TO CC MEDIA HOLDINGS STOCKHOLDERS AGREEMENT]

EXHIBIT A
FORM OF JOINDER TO STOCKHOLDERS AGREEMENT
     This JOINDER (“Joinder”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Stockholders Agreement, dated as of July 29, 2008, as amended and in effect from time to time (the “Agreement”), by and among CC Media Holdings, Inc. (the “Company”), Clear Channel Communications, Inc. (as successor to BT Triple Crown Merger Co., Inc.) and certain stockholders of the Company that are identified therein as being parties thereto. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.
     By the execution of this Joinder, the Transferee hereby agrees as follows:
     1. Acknowledgment. The Transferee acknowledges that the Transferee is acquiring securities of the Company upon the terms and subject to the conditions of the Agreement, and that such securities will be subject to the terms of, and the Transferee agrees and confirms that it will abide by, the terms of the Agreement as contemplated by Section 3.2 of the Agreement.
     2. Agreement. The Transferee agrees that (i) the Transferee and the securities acquired by the Transferee shall be bound by and subject to the terms of the Agreement, (ii) the Transferee shall be considered a [“          ”], [an “Investor” /or/ an “Executive Stockholder” and an “Executive Designee” etc.] and (iii) the securities acquired by the Transferee shall be considered [“           Shares”] [“Investor Shares” /or/ “Executive Shares”] for all purposes of the Agreement. The Transferee hereby adopts the Agreement.
     3. Shares Transferred. The Transferee proposes to acquire from                                         , the following number and class of shares of the Company:                                                             .
     4. Relationship. The Transferee hereby certifies that it is an [Affiliate]1 of such above-referenced transferor and therefor a Permitted Transferee (as defined in the Agreement) of such transferor.

[1]	Edit as appropriate. This language is for Investor transfer to an Affiliate. If, for example, this is signed as part of a permitted transfer of Executive Shares from an Executive to a family trust “Executive Designee”, then this language would be modified accordingly.

Stockholders Agreement
     5. Notice. Any notice required or permitted by the Agreement shall be given to the Transferee at the address listed beside the Transferee’s signature below.
[Balance of page intentionally blank; signature page follows.]

Stockholders Agreement
EXECUTED AND DATED this              day of                       , 20              .

TRANSFEREE:

By:	/s/
Name:
Title:

Address:
Fax:

CC MEDIA HOLDINGS, INC.

By:	/s/
Name:
Title:

SCHEDULE I
Holdings of Shares & Options

	Class A Stock			Options	Options
Stockholder	(including restricted shares)	Class B Stock	Class C Stock	(Rollover)	(New)
Clear Channel Capital IV, LLC	0	555,556	0	0	0
Clear Channel Capital V, L.P.	0	0	58,967,502	0	0
L. Lowry Mays	39,750	0	0	102,137	0
LLM Partners, Ltd.	0	0	0	0	0
Mark P. Mays	686,556	0	0	66,628	2,083,333
MPM Partners, Ltd.	102,168	0	0	0	0
Randall T. Mays	686,556	0	0	66,628	2,083,333
RTM Partners, Ltd.	102,168	0	0	0	0
TOTAL	1,617,198	555,556	58,967,502	235,393	4,166,666